Exhibit 10.1

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXECUTION VERSION

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is entered into as of December 17, 2020 (the “Effective Date”), by and between Y-mAbs Therapeutics, Inc., a Delaware corporation with its principal offices located at 230 Park Avenue, Suite 3350, New York, NY 10169, USA (“Y-mAbs”) and SciClone Pharmaceuticals International Ltd., a company having a registered address at P.O. Box 309, Ugland House, Grand Cayman, KY 1-1104, the Cayman Islands (“SciClone”).

Recitals

Whereas, Y-mAbs is currently developing Naxitamab (Danyelza™) and Omburtamab (Omblastys™) which target tumors that express GD2 and B7-H3, respectively;

Whereas, SciClone is engaged in the research, development and commercialization of pharmaceutical products;

Whereas, SciClone desires to obtain from Y-mAbs, and Y-mAbs desires to grant to SciClone, an exclusive license under the Y-mAbs Technology to develop and commercialize the Products in the Field in and for the SciClone Territory, subject to the terms and conditions of this Agreement; and

Now, Therefore, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Y-mAbs and SciClone hereby agree as follows:

1.            Definitions

1.1              “Affiliate” shall mean any company or entity controlled by, controlling, or under common control with a Party or another entity, whether now or in the future. For the purpose of this definition, an entity shall be deemed to “control” another entity, if it owns directly or indirectly, more than 50% of the outstanding voting securities, capital stock, or other comparable equity or ownership interest of such entity, or exercises equivalent influence over such entity.

1.2              “Applicable Laws” shall mean the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidance, ordinances, judgments, decrees, directives, injunctions, orders, permits (including Regulatory Approvals) of or from any court, arbitrator, Regulatory Authority or governmental agency or authority having jurisdiction over or related to the subject item or subject person, including the FCPA, Export Control Laws and other comparable laws.

1.3              “Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to close in the State of New York, U.S., or Beijing, China.

1.4              “Calendar Quarter” shall mean each period of three (3) consecutive months commencing on January 1, April 1, July 1 or October 1.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.5              “Calendar Year” shall mean each period of twelve (12) consecutive months commencing on January 1.

1.6              “Clinical Trial” means, with respect to any product, a human clinical trial designed to evaluate the safety, efficacy, tolerability or appropriate dosage of such product, as the context requires, including as described or contemplated by Applicable Law.

1.7              “CMC Information” shall mean information related to the chemistry, Manufacturing and controls of the Products, as specified by the applicable Regulatory Authorities.

1.8              “Commercialization” shall mean, with respect to a product, all activities undertaken before and after obtaining Regulatory Approvals relating specifically to the pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale, and distribution of such product, including strategic marketing, sales force detailing, advertising, market product support, all customer support, product distribution, and invoicing and sales activities. “Commercialize” and “Commercializing” shall have the correlative meanings.

1.9              “Commercially Reasonable Efforts” shall mean, with respect to a Party’s obligation under this Agreement to conduct a particular activity, that level of efforts and resources required to carry out such obligation consistent with the efforts a similarly-situated pharmaceutical or biotechnology company devotes to an ingredient or a product of its own at a similar stage of research, development or commercialization.

1.10           “Confidential Information” shall mean all terms and conditions of this Agreement and all other confidential, proprietary scientific, marketing, financial or commercial information or data, which is generated by or on behalf of a Party or its Affiliates and which one Party or any of its Affiliates has furnished or made available to the other Party or its Affiliates, whether in oral, written or electronic form.

1.11            “Control” (including any variations such as “Controlled” and “Controlling”) shall mean, with respect to any material (including Regulatory Materials), Know-How, Patents or other intellectual property rights, possession by a Party or Third Party of the right, power and authority (whether by ownership, license or otherwise, other than by virtue of any rights granted under this Agreement) to grant access to, to grant use of, or to grant a license or a sublicense to such Know-How, Patents or intellectual property rights without violating the terms of any agreement or other arrangement with any Third Party or additional payment obligations.

1.12            “Cover” shall mean, with respect to Patent, a Valid Claim thereof would (absent a license or ownership thereof) be infringed by the Manufacturing, Development, Commercialization, use, offering for sale, sale or importation of any Product. “Covered” and “Covering” shall have the correlative meanings.

1.13            “Cumulative Total Net Sales” shall mean the aggregate Net Sales of all Products in all Indications in the Field in the SciClone Territory.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.14          “Data” shall mean all data, including CMC Information, non-clinical data, preclinical data and clinical data, generated by or on behalf of a Party or its Affiliates or their respective (sub)licensees pursuant to activities conducted under this Agreement.

1.15          “Development” shall mean, with respect to a product, all activities conducted after the Effective Date relating to preclinical trials and Clinical Trials, toxicology testing, statistical analysis, publication and presentation of study results with respect to such product, and the reporting, preparation and submission of regulatory applications for obtaining, registering and maintaining Regulatory Approval of such product. “Develop” and “Developing” shall have the correlative meanings.

1.16          “Effective Date” shall have the meaning provided in the introductory paragraph of this Agreement.

1.17          “Export Control Laws” shall mean all applicable U.S. laws and regulations relating to (a) sanctions and embargoes imposed by the Office of Foreign Assets Control of the U.S. Department of Treasury or (b) the export or re-export of commodities, technologies, or services, including the Export Administration Act of 1979, 24 U.S.C. §§ 2401-2420, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-1706, the Trading with the Enemy Act, 50 U.S.C. §§ 1 et. Seq., the Arms Export Control Act, 22 U.S.C. §§ 2778 and 2779, and the International Boycott Provisions of Section 999 of the U.S. Internal Revenue Code of 1986 (as amended).

1.18          “FCPA” shall mean the U.S. Foreign Corrupt Practices Act, as amended.

1.19          “Field” shall mean, with respect to any Product, the prevention, diagnosis and/or treatment of cancer in humans within (a) an Initial Indication for such Product or (b) a New Indication for such Product, but in the case of this clause (b), only after the Development, Manufacturing and Commercialization of such Product in such New Indication under this Agreement is approved by the JSC pursuant to Sections 3.1(a) and 3.4.

1.20          “First Commercial Sale” shall mean, with respect to a Product, the first sale by SciClone or any of its Affiliates or Sublicensees of the Product in a Region in the SciClone Territory; for the avoidance of doubt, to the extent permitted by Applicable Laws, such first sale can be made in the SciClone Territory before obtaining the Regulatory Approvals (including approval from NMPA) for such Product in the SciClone Territory.

1.21          “GCP” shall mean the then-current standards, practices and procedures for good clinical practices promulgated or endorsed by NMPA or any Regulatory Authority in the SciClone Territory, as may be updated from time to time, including applicable guidelines promulgated under the ICH guidelines.

1.22          “Generic Product” shall mean, with respect to a particular Region and a Product, any pharmaceutical product that (a) is biosimilar to or interchangeable with such Product as described in 42 U.S.C. § 262(k)(2)(A)(i), or an equivalent determination by the Regulatory Authority in such Region; (b) is the same or substantially the same as or highly similar to such Product in safety, effectiveness and quality; (c) is approved by the Regulatory Authority in such Region by way of an abbreviated regulatory mechanism by the Regulatory Authority in such Region whereby such Regulatory Authority determines that such pharmaceutical product is equivalent as a “biosimilar” or “interchangeable” or other term of similar meaning with respect to such Product in such Region in the SciClone Territory; and (d) is sold in such Region by a Third Party that is not a Sublicensee or Subcontractor of SciClone. Notwithstanding the foregoing, “Generic Product” shall not include [***].

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.23          “Global Trial” means a multi-regional Clinical Trial that is designed to obtain Regulatory Approvals for the Products in multiple regions and countries through the conduct of Clinical Trials for a Product in multiple countries, regions, territories and medical institutions, in all circumstances conducted as part of one (1) unified Clinical Trial.

1.24          “GLP” shall mean the then-current standards, practices and procedures for good laboratory practices promulgated or endorsed by NMPA or any Regulatory Authority in the SciClone Territory, as may be updated from time to time, including applicable guidelines promulgated under the ICH guidelines.

1.25          “Governmental Authority” means any multi-national, national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.26          “Greater China” shall mean the People’s Republic of China, including the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan.

1.27          “ICH” shall mean the International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use.

1.28          “Indication” means a class of human disease or condition for which a separate MAA (including any extensions or supplements) is required to be filed with a Regulatory Authority. For clarity, (i) if an MAA is approved for a Product in a particular Indication and patient population, a label expansion for such Product to include such Indication in a different patient population shall not be considered a separate Indication, and (ii) if an MAA is approved for a Product in a particular Indication and dosage and/or administration approach, an expansion for such Product to include such Indication in a different dosage and/or administration approach shall not be considered a separate Indication.

1.29          “Ingredients” shall mean (i) for Naxitamab, that certain recombinant humanized [***], [***], monoclonal antibody or mAb, the details of which are set out in Part I of Exhibit B and (ii) for Omburtamab, that certain murine monoclonal antibody, the details of which are set out in Part II of Exhibit B.

1.30          “Initial Indications” shall mean, [***].

1.31          “Invention” shall mean any inventions and/or discoveries, including processes, Manufacturing, composition of matter, Know-How, methods, assays, designs, protocols, and formulas, and improvements or modifications thereof, patentable or otherwise, that are generated, developed, conceived or reduced to practice (constructively or actually) by or on behalf of a Party or its Affiliates or their respective (sub)licensees (whether solely or jointly with any other entity or person) relating to the Ingredients or the Products during the Term under this Agreement, including all rights, title and interest in and to the intellectual property rights (other than trademarks, service marks and logos) therein and thereto.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.32          “Joint Development Plan” shall mean the plans for the Development of the Products.

1.33          “Know-How” shall mean all tangible and intangible techniques, technology, practices, trade secrets, inventions (whether patentable or not), processes, formulations, media, designs, formulas, ideas, programs, software models, algorithms, developments, experimental works, protocols, methods, knowledge, know-how, skill, experience, Data and results (including, but not limited to pharmacological, toxicological and non-clinical and clinical data and results), compilations of data, other works of analytical and quality control data, results, descriptions, compositions of matter, Regulatory Materials and strategies.

1.34          “MAA” shall mean an application for the authorization for marketing of a Product, including all amendments and supplements thereto, filed with any Regulatory Authority to gain approval to market the Product in a given jurisdiction or country.

1.35          “Mainland China” shall mean the areas of Greater China other than the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan.

1.36          “Manufacture”, “Manufacturing” and “Manufactured” shall mean, with respect to a product, activities directed to manufacturing, processing, filling, finishing, packaging, labeling, quality control, quality assurance testing and release, post-marketing validation testing, inventory control and management, storing and transporting such product, including oversight and management of vendors therefor.

1.37          “Net Sales” shall mean, with respect to a Product, the amounts invoiced for sales or other dispositions of the Product by or on behalf of SciClone or any of its Affiliates or Sublicensees (each, a “Selling Party”) to Third Parties, less the following deductions:

(a)               trade, cash or quantity discounts not already reflected in the amount invoiced, to the extent related to the gross amount billed or invoiced;

(b)              price reductions, rebates and administrative fees (including those paid or credited to pharmacy benefit managers, governmental authorities or otherwise);

(c)               sales, use, excise, value-added or similar taxes, customs duties and other governmental fees, charges and surcharges imposed on the sale of Products;

(d)              amounts repaid or credited by reason of rejections, defects, recalls or returns;

(e)               amounts paid or credited for wholesaler chargebacks;

(f)                any receivables that have been included in gross sales and are deemed to be uncollectible in accordance with the applicable accounting standards consistently applied throughout the organization of the applicable Selling Party (any such bad debt deductions shall be applied to Net Sales in the period in which such receivables are written off); and

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(g)               any other deductions actually incurred, allowed, paid, accrued or otherwise specifically allocated to the Products by the Selling Party in accordance with the applicable accounting standards, in either case, consistently applied throughout the organization of the applicable Selling Party.

Notwithstanding the foregoing, amounts received or invoiced by SciClone, its Affiliates, or their respective Sublicensees for the sale of Product among SciClone, its Affiliates or their respective Sublicensees shall not be included in the computation of Net Sales hereunder unless the purchasing entity is the end-user. For purposes of determining Net Sales, the Product shall be deemed to be sold when billed or invoiced, provided that if a Product is delivered to the Third-Party before being invoiced (or is not invoiced), Net Sales will be calculated at the time all the revenue recognition criteria under the applicable accounting standards are met.

Notwithstanding the foregoing, the transfer of any Product to an Affiliate, Sublicensee, Subcontractors or other Third Party (x) in connection with the research, development or testing of a Product (including, without limitation, the conduct of Clinical Trials), (y) for purposes of distribution as promotional samples, or (z) at nominal cost for indigent or similar public support or compassionate use programs, will not, in any case, be considered a Net Sale of a Product under this Agreement.

1.38          “New Indications” shall mean, with respect to any Product, any Indication (other than the Initial Indications) approved by the JSC pursuant to Sections 3.1(a) and 3.4 in which such Product may be Developed, Manufactured and Commercialized under this Agreement.

1.39          “NMPA” shall mean the National Medical Products Administration and any successor entity thereto or its provincial or local counterpart.

1.40          “Party” shall mean SciClone or Y-mAbs individually, and “Parties” shall mean SciClone and Y-mAbs collectively.

1.41          “Patents” shall mean patents and patent applications, including provisional applications, continuations, continuations-in-part, continued prosecution applications, divisionals, substitutions, reissues, additions, renewals, reexaminations, extensions, term restorations, confirmations, registrations, revalidations, revisions, priority rights, requests for continued examination and supplementary protection certificates granted in relation thereto, as well as utility models, innovation patents, petty patents, patents of addition, inventor’s certificates, and equivalents in any country or jurisdiction.

1.42          “Products” shall mean (i) Omburtamab (but solely in a radiolabeled form that is in accordance with the specifications set forth in Exhibit F) and (ii) Naxitamab.

1.43          “Product Specifications” means any statement of particulars of any Product or any description regarding any Product provided in Exhibit C attached hereto.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.44          “Regulatory Approval” shall mean any and all approvals, licenses, permits, registrations or authorizations of or from any Regulatory Authority that are necessary to market and sell a pharmaceutical product in any country or other jurisdiction.

1.45          “Regulatory Authority” shall mean any country, federal, supranational, state or local regulatory agency, department, bureau or other governmental or regulatory authority having the administrative authority to regulate the development or marketing of pharmaceutical products in any country or other jurisdiction.

1.46          “Regulatory Exclusivity” shall mean marketing or Manufacturing exclusivity conferred by the applicable Regulatory Authority in a country or jurisdiction on the holder of a marketing approval for a pharmaceutical product in such country or jurisdiction, including, by way of example and not of limitation, regulatory data exclusivity, orphan drug exclusivity, new chemical entity exclusivity and pediatric exclusivity.

1.47          “Regulatory Materials” shall mean, with respect to a product, regulatory applications (including MAA), submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority in order to Develop, Manufacture, market, sell or otherwise Commercialize such product in a particular country or jurisdiction.

1.48          “SciClone Territory” shall mean Greater China, including Mainland China, Taiwan, the Hong Kong Special Administrative Region and the Macau Special Administrative Region (each a “Region”).

1.49          “Subcontractor” means a Third Party contractor (other than Sublicensees) engaged by a Party as contemplated in Sections 2.3 and/or 8.6 to perform certain obligations or exercise certain rights of such Party under this Agreement on a fee-for-service basis (including contract research organizations and contract manufacturing organizations) as permitted under this Agreement.

1.50          “Sublicensee” shall mean any Affiliate or Third Party (in each case, other than Subcontractors) to whom a Party has directly or indirectly granted a sublicense under all or any portion of the License. For the purposes of this Agreement, “Sublicensee” includes any Third Party distributor which is granted an exclusive distribution right by SciClone with respect to any Product for one or more Regions in the SciClone Territory.

1.51          “Third Party” shall mean any entity other than SciClone and its Affiliates and Y-mAbs and its Affiliates.

1.52          “U.S.” shall mean the United States of America and its territories and possessions.

1.53          “Valid Claim” shall mean a claim contained in (a) an issued and unexpired Patent, which claim has not been found to be unpatentable, invalid, revocable or unenforceable by a decision of a court or other authority of competent jurisdiction in the subject country or jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise, or (b) a Patent application that has not been irretrievably cancelled, withdrawn, abandoned or rejected.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.54          “Y-mAbs Know-How” shall mean all Know-How related to or covering a Product which, as of the Effective Date and during the Term, (i) is Controlled by Y-mAbs or any of its Affiliates, (ii) is not generally known, (iii) is not covered by any Y-mAbs Patent, and (iv) is necessary for the research, Development, Manufacture, use, sale, distribution, importation, exportation or Commercialization of the Products in the Field in the SciClone Territory as contemplated in this Agreement. For clarity, Y-mAbs Know-How includes Y-mAbs Inventions.

1.55          “Y-mAbs Patents” shall mean any Patents that (i) as of the Effective Date and during the Term, are owned or Controlled by Y-mAbs or any of its Affiliates and (ii) claim or Cover, or would be practiced by, the research, Development, Manufacture, use, sale, distribution, importation, exportation or Commercialization of the Products in the Field in the SciClone Territory. A list of Y-mAbs Patents as of the Effective Date is attached hereto on Exhibit A.

1.56          “Y-mAbs Technology” shall mean the Y-mAbs Know-How and Y-mAbs Patents.

1.57          “Y-mAbs Territory” shall mean anywhere in the world other than the SciClone Territory.

1.58          Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below.

Definition	Section
“Accused Party”	9.4
“Analysis	5.6(d)
“BLA Approval”	4.2
“Claimed Defect”	5.6(c)
“COGS”	5.2
“Defect Notice”	5.6(b)
“Designated Charity Group”	3.6(a)
“Disclosing Party”	7.1
“Dispute”	12.1
“Executive Officers”	3.4(c)(i)
“FTE”	5.2
“HKIAC”	12.2(a)
“Indemnitee”	11.3
“Indemnitor”	11.3
“JSC”	3.4(a)
“License”	2.1
“Losses”	11.1
“[***]”	8.2(a)

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“Naxitamab Joint Development Plan”	3.1(b)(i)
“NRDL”	3.6(a)
“Omburtamab Joint Development Plan”	3.1(b)(ii)
“PAP Agreement”	3.6(a)
“Payee”	6.2(b)
“Payor”	6.2(b)
“Product Materials”	3.1(e)
“Purchase Order”	5.3(a)
“QA Agreement”	5.7
“Receiving Party”	7.1
“Remedial Action”	3.2(e)
“SciClone Indemnitees”	11.2
“SciClone Product Mark”	9.5(a)
“SDEA”	5.8
“SEC”	7.4(a)
“Tax”	6.2(b)
“Term”	10.1
“Terminated Product”	10.2(c)
“VAT”	6.2(c)
“Y-mAbs Indemnitees”	11.1
“Y-mAbs Inventions”	9.1(b)
“Y-mAbs Corporate Mark”	9.5(b)
“Y-mAbs Product Mark”	9.5(a)

2.            License

2.1              License Grant. Subject to the terms and conditions of this Agreement, Y-mAbs (on behalf of itself and its Affiliates) hereby grants to SciClone, during the Term, an exclusive (even as to Y-mAbs, unless otherwise expressly set forth herein), royalty-bearing, non-transferable (except as set forth in Section 13.5) license, with the right to sublicense (solely as set forth in Section 2.2), under the Y-mAbs Technology to Develop, research, use, make (Manufacture) (except as set forth in Section 5.1), have made (Manufactured) (except as set forth in Section 5.1), import, export (to any Region within the SciClone Territory), sell, offer for sale, promote, market, distribute and Commercialize the Products in the Field in and for the SciClone Territory (the “License”). For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, SciClone shall not, and shall cause its Affiliates, Sublicensees and Subcontractors and its and their respective employees, agents and contractors to not (and SciClone acknowledges the License does not grant any right to), Develop, research, use, make (Manufacture), have made (Manufactured), export, sell, offer for sale, promote, market, distribute or Commercialize Omburtamab in any form other than a radiolabeled form that is in accordance with the specifications set forth in Exhibit F.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.2              Sublicense Rights. Subject to the terms and conditions of this Agreement, SciClone shall only have the right to grant sublicenses of its rights under this Agreement to an Affiliate of SciClone, or, with Y-mAbs’ prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned), a Third Party; provided that (i) any sublicense granted by SciClone under this Agreement shall be in writing and consistent with the terms and conditions of this Agreement, and SciClone shall provide a copy of each sublicense (with confidential or sensitive information redacted) to Y-mAbs, (ii) SciClone shall be liable for any failure of any of its Sublicensees to comply with the terms and conditions of this Agreement and (iii) all sublicenses granted hereunder shall automatically terminate upon any expiration or termination of this Agreement (it being understood that SciClone shall provide in each sublicense that such sublicense shall automatically terminate upon any expiration or termination of this Agreement).

2.3              Subcontractors. Subject to Section 8.6, SciClone shall have the right to engage Subcontractors to conduct any activities necessary for performing its obligations under this Agreement, provided that SciClone shall ensure such Subcontractors are bound by written obligations consistent with the terms and conditions of this Agreement. SciClone shall be liable for any failure of any of its Subcontractors to comply with the relevant obligations under this Agreement.

2.4              Know-How Transfer. Within [***] after the Effective Date, Y-mAbs shall commence the transfer to SciClone of complete and accurate copies of all Y-mAbs Know-How (i) in Y-mAbs’ possession or (ii) which Y-mAbs can transfer or can cause its Affiliates to transfer, as of the Effective Date. The JSC shall establish a reasonable process and schedule for the transfer of all Y-mAbs Know-How that subsequently comes into existence (i) in Y-mAbs’ possession or (ii) which Y-mAbs can transfer or can cause its Affiliates to transfer during the Term and is required for the filing of an MAA in the SciClone Territory in any event at least [***]. Y-mAbs shall reasonably cooperate with SciClone in providing SciClone with copies of such Y-mAbs Know-How in accordance with the process and schedule agreed upon through the JSC.

2.5              Reservation of Rights. Except as expressly provided herein, Y-mAbs expressly reserves all right, title and interest in and to the Y-mAbs Technology, and no right, title or interest in and to the Y-mAbs Technology or any other intellectual property right is granted or otherwise conveyed by Y-mAbs to SciClone, whether by implication, estoppel, or otherwise herein. Without limiting the generality of the foregoing, Y-mAbs expressly retains, on behalf of itself (and its Affiliates, licensees, sublicensees and Subcontractors) all rights under the Y-mAbs Technology to:

(a)              Develop, research, use, make (Manufacture), have made (Manufactured), import, export, sell, offer for sale, promote, market, distribute and Commercialize the Products (i) outside of the SciClone Territory and (ii) outside of the Field within the SciClone Territory; and

(b)              Develop, research, use, make (Manufacture), have made (Manufactured), import and export the Products in the Field within the SciClone Territory (i) to the extent contemplated under this Agreement or (ii) to support the Development, research, use, making (Manufacturing), having made (Manufactured), import, export, sale, offer for sale, promoting, marketing, distribution and Commercialization of the Products (A) outside of the SciClone Territory or (B) outside of the Field within the SciClone Territory.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.            Development, Regulatory and Commercialization Matters

3.1              Development.

(a)               Overview; Diligence. Except as expressly provided herein or in the Joint Development Plan (as may be amended from time to time and adopted by JSC), SciClone (itself and through its Affiliates and their respective Sublicensees and Subcontractors) shall be responsible for the Development of, and shall exercise Commercially Reasonable Efforts to Develop (including as set forth in the Joint Development Plan), the Products in the Field in and for the SciClone Territory. As of the Effective Date, all Development, Manufacturing and Commercialization activities in the SciClone Territory with respect to any Product under this Agreement shall be limited to the Initial Indications. During the Term, either Party may request that the JSC approves any Indication as a New Indication for the Development, Manufacturing and Commercialization of any Product in the SciClone Territory under this Agreement, and the JSC shall consider in good faith such request and the final decision with respect to such request shall be made in accordance with Section 3.4 (it being understood that, notwithstanding anything to the contrary in this Agreement, Y-mAbs shall not directly, or through any of its Affiliates or any Third Party, Develop, Manufacture or Commercialize any Product in the SciClone Territory for such Indication at any time prior to the date on which the JSC unanimously determines (or if the JSC cannot reach such unanimous agreement in accordance with Section 3.4(c)(i), the Executive Officers of both Parties unanimously determine) that such Indication should not be approved as a New Indication for the Development, Manufacturing and Commercialization of such Product in the SciClone Territory under this Agreement).

(b)              Development for the Licensed Products.

(i)                 Naxitamab. In the event that NMPA requires any Clinical Trials for Naxitamab in relation to any Indication in the Field in and for the SciClone Territory to be conducted, the Parties shall collaborate to prepare a joint development plan with reasonable details in connection with such Clinical Trials for such Indication, including the scope and budget and the relevant activities to be conducted by or on behalf of each Party for their collaboration on the Global Trials for Naxitamab for such Indication in the Field and in and for the SciClone Territory (such plan and any subsequent updates pursuant to this Section 3.1(b)(i), collectively a “Naxitamab Joint Development Plan”), provided that (A) SciClone shall be obligated to collaborate with Y-mAbs on any Global Trials for Naxitamab for such Indication, but solely to the extent necessary for obtaining the relevant Regulatory Approval in the Field in the SciClone Territory for such Indication and (B) if SciClone is required to recruit any patients in the SciClone Territory for any such Global Trial in excess of the number of patients required to be recruited by SciClone as set forth in the Naxitamab Joint Development Plan, Y-mAbs shall bear all costs and expenses for such additional recruitment. For the avoidance of doubt, SciClone shall have no obligation to collaborate with Y-mAbs on any such Global Trial if the Data generated or obtained outside of the SciClone Territory without such collaboration from SciClone is sufficient for obtaining the relevant Regulatory Approvals for Naxitamab in the Field in the SciClone Territory for such Indication. The Parties shall jointly carry out the Clinical Trials under this Section 3.1(b)(i) in accordance with the applicable Naxitamab Joint Development Plans. The Parties shall [***] for the Clinical Trials carried out pursuant to the applicable Naxitamab Joint Development Plan for the Initial Indication. For the Clinical Trials carried out pursuant to any Naxitamab Joint Development Plan for any New Indication within the Field, SciClone will bear the relevant costs and expenses, but only to the extent necessary and for the sole purpose of obtaining the relevant Regulatory Approvals for Naxitamab in the Field in the SciClone Territory for such New Indication. If Y-mAbs requests SciClone to collaborate or bear the relevant costs and expenses for any Clinical Trials for any New Indication within the Field other than the ones that are necessary and for the sole purpose of obtaining the relevant Regulatory Approvals for Naxitamab in the Field in the SciClone Territory for such New Indication, Y-mAbs shall submit such request to the JSC for review and discussion, and the JSC shall consider in good faith and make a final decision with respect to such request in accordance with Section 3.4.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(ii)              Omburtamab. In the event that NMPA requires any Clinical Trials for Omburtamab in relation to any Indication in the Field in and for the SciClone Territory to be conducted, the Parties shall collaborate to prepare a joint development plan with reasonable details in connection with such Clinical Trials for such Indication, including the scope and budget and the relevant activities to be conducted by or on behalf of each Party for their collaboration on the Global Trials for Omburtamab for such Indication in the Field and in and for the SciClone Territory (such plan and any subsequent updates pursuant to this Section 3.1(b)(ii), collectively a “Omburtamab Joint Development Plan”), provided that (A) SciClone shall be obligated to collaborate with Y-mAbs on any Global Trials for Omburtamab for such Indication, but solely to the extent necessary for obtaining the relevant Regulatory Approval in the Field in the SciClone Territory for such Indication and (B) if SciClone is required to recruit any patients in the SciClone Territory for any such Global Trial in excess of the number of patients required to be recruited by SciClone as set forth in the Omburtamab Joint Development Plan, Y-mAbs shall bear all costs and expenses for such additional recruitment. For the avoidance of doubt, SciClone shall have no obligation to collaborate with Y-mAbs on any such Global Trial if the Data generated or obtained outside of the SciClone Territory without such collaboration from SciClone is sufficient for obtaining the relevant Regulatory Approvals for Omburtamab in the Field in the SciClone Territory for such Indication. The Parties shall jointly carry out the Clinical Trials under this Section 3.1(b)(ii) in accordance with the applicable Omburtamab Joint Development Plans. The Parties shall [***] for the Clinical Trials carried out pursuant to the applicable Omburtamab Joint Development Plan for the Initial Indication. For the Clinical Trials carried out pursuant to any Omburtamab Joint Development Plan for any New Indication within the Field, SciClone will bear the relevant costs and expenses, but only to the extent necessary and for the sole purpose of obtaining the relevant Regulatory Approvals for Omburtamab in the Field in the SciClone Territory for such New Indication. If Y-mAbs requests SciClone to collaborate or bear the relevant costs and expenses for any Clinical Trials for any New Indication within the Field other than the ones that are necessary and for the sole purpose of obtaining the relevant Regulatory Approvals for Omburtamab in the Field in the SciClone Territory for such New Indication, Y-mAbs shall submit such request to the JSC for review and discussion, and the JSC shall consider in good faith and make a final decision with respect to such request in accordance with Section 3.4.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(c)               Development Records. Each Party shall maintain complete records of all Development activities conducted by or on behalf of it pursuant to the Joint Development Plans. Such records shall properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes. Each Party shall, and shall ensure that its Affiliates and their Sublicensees and Subcontractors will, document all non-clinical studies and Clinical Trials in formal written study records in accordance with all Applicable Laws, including applicable national and international guidelines such as ICH, GCP and GLP. Each Party shall have the right to review such records of the other Party to the extent necessary or useful to exercise its rights, or comply with its obligations, under this Agreement; provided that, such right shall not be exercised more than [***] in any [***] and such review must only be conducted after providing reasonable advance notice to the other Party and only at a time and location mutually acceptable to the Parties.

(d)              Development Reports. Each Party shall keep the other Party reasonably informed of the progress and results of its and its Affiliates’ and their respective sublicensees’ and Subcontractors’ work under the Joint Development Plan (including prompt reporting of available pre-clinical and clinical data). Without limiting the generality of the foregoing, at each regularly scheduled JSC meeting, each Party shall provide the other Party with a written report summarizing the Development activities performed since the last JSC meeting and the results thereof, and comparing such activities with the Joint Development Plan for such time period. Such reports shall be provided in English or other languages mutually acceptable to the Parties and with reasonable details. At such JSC meeting, the Parties shall discuss the status, progress and results of each Party’s Development activities. Each Party shall promptly respond to the other Party’s reasonable questions or requests for additional information relating to such Development activities.

(e)               Data Exchange. In addition to Y-mAbs’ obligation with respect to the transfer of Y-mAbs Know-How set forth under Section 2.4 and each Party’s adverse event and safety Data reporting obligations pursuant to Section 3.2(d), but subject to the remainder of this Section 3.1(e), each Party shall, at its sole cost and expense, promptly provide the other Party with copies of any Data and Regulatory Materials related to the Products generated by or on behalf of such Party or its Affiliates, Sublicensees or Subcontractors in the performance of Development activities that would be reasonably necessary for the Development and Commercialization of the Products in the Field in the other Party’s respective territory (the “Product Materials”), in accordance with the principles and timelines to be agreed upon between the Parties within [***] after the Effective Date. The JSC may establish reasonable policies to effectuate the exchange of additional Product Materials between the Parties.

3.2              Regulatory.

(a)               Conduct of Regulatory Activities. Y-mAbs shall be solely responsible for preparing, filing and obtaining Regulatory Approvals for the Products in the Field in the SciClone Territory, shall be the registered holder of all Regulatory Approvals for the Products in the Field in the SciClone Territory if permitted by Applicable Laws, and shall have responsibility for interactions with Regulatory Authorities with respect to the Products in the Field in the SciClone Territory. The Parties shall share equally all costs of preparing, filing and obtaining Regulatory Approvals for the Products in the Field in the SciClone Territory. Unless the Parties otherwise mutually agree in writing, SciClone shall act as the regulatory agent for Y-mAbs to assist in and to accelerate the process for preparing, filing and obtaining the Regulatory Approvals for the Products in the Field in the SciClone Territory. SciClone shall be responsible, at its own expense, for maintaining and renewing Regulatory Approvals on behalf of Y-mAbs for the Products in the Field in the SciClone Territory, provided that Y-mAbs shall have the right to review and approve the documents to be filed with the relevant Regulatory Authorities for such maintenance or renewal, as applicable. SciClone and Y-mAbs shall be jointly responsible for collecting and interpreting the clinical evidence regarding the usage and potential benefits or risks of the Products derived from analysis of data relating to patient health status (Real World Evidence) in and for the SciClone Territory and, if Y-mAbs determines in its sole judgment that such evidence has global commercial value, share the relevant costs and expenses equally; provided that the Parties shall first enter into a written agreement with respect to the use of such evidence outside of the SciClone Territory and such cost reimbursement.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(b)              Cooperation. Y-mAbs shall keep SciClone regularly and fully informed of the preparation and Regulatory Authority review and approval of submissions and communications with Regulatory Authorities with respect to the Products in the Field in the SciClone Territory. In addition, Y-mAbs shall promptly provide SciClone with copies of all material documents, information and correspondence received by Y-mAbs (or its Affiliate) from a Regulatory Authority and upon reasonable requests, with copies of any other documents, reports and communications from or to any Regulatory Authority relating to the Products or activities under this Agreement. Each Party, at its own cost and expense, shall provide the other Party with all reasonable assistance and cooperation during the Term of this Agreement in furtherance of the satisfaction of each Party’s obligations under Section 3.2(a), including (i) in connection with the preparation of Regulatory Materials, (ii) (A) making available competent personnel to attend regulatory meetings or join such meetings by teleconference and (B) providing documentation within its possession and control, in each case as requested by Regulatory Authorities, and (iii) providing the other Party with additional Regulatory Materials controlled by such Party as requested by Regulatory Authorities in the SciClone Territory within a reasonable timeframe commensurate with the volume of the other Party’s reasonable requests. In the event that any Party believes that such requests are not reasonable or are otherwise too burdensome to such Party, then such matter shall be promptly submitted to the JSC for review and discussion.

(c)               Access to Regulatory Materials and Data. Y-mAbs hereby grants to SciClone (and its Affiliates, Sublicensees and Subcontractors, as applicable) the right to access and cross-reference filings made by Y-mAbs or its Affiliates with Regulatory Authorities, including those in the EU and the U.S., and Regulatory Materials relating to the Products, including the Data included in such filings, to the extent necessary in connection with regulatory activities with respect to the Products in the Field in the SciClone Territory. SciClone hereby grants to Y-mAbs and its Affiliates and licensees the right to access and cross-reference filings made by SciClone and its Affiliates, Sublicensees and Subcontractors with Regulatory Authorities in the SciClone Territory and Regulatory Materials relating to the Products, including the Data included in such filings, to the extent necessary in connection with regulatory activities with respect to the Products outside the Field or outside the SciClone Territory. Each Party shall, promptly upon request of the other Party, file with applicable Regulatory Authorities such letters of access or cross-reference as may be necessary to accomplish the intent of this Section 3.2(c). If any approval or filing is required by Applicable Law for a Party to share any materials abovementioned in this Section 3.2(c) with the other Party, the other Party shall use Commercially Reasonable Efforts to obtain such approval or complete such filing at its sole costs and expense. Notwithstanding the foregoing, (A) neither Party shall be obligated to share any personally identifiable information with the other Party, unless reasonably required for such other Party to Develop the Products in its respective territory and such sharing is permitted by, and in accordance with, the Applicable Laws, including applicable data privacy laws, in which case the Parties shall enter into a separate agreement to address such exchange of personally identifiable information between the Parties, and (B) each Party shall only be obligated to share Data on an “as-is” basis in the then current format.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(d)              Safety Data Exchange. As soon as practicable following the Effective Date, but in any event prior to the commencement of any Development of any Product by SciClone or Y-mAbs in or for the SciClone Territory, the Parties shall negotiate in good faith and enter into a safety data exchange agreement regarding the Products, which shall set forth standard operating procedures governing the collection, investigation, reporting, and exchange of information concerning adverse drug reactions/experiences sufficient to permit each Party to comply with its regulatory and other legal obligations within the applicable timeframes. Such safety data exchange agreement shall identify which Party shall be responsible for the timely reporting of all relevant adverse drug reactions/experiences, product quality, product complaints and safety data relating to the Products to the appropriate Regulatory Authorities in the SciClone Territory in accordance with all Applicable Laws. Such agreement shall allow each Party to comply with all regulatory and legal requirements regarding the management of safety data by providing for the exchange of relevant information in the appropriate format within applicable timeframes.

(e)               Remedial Actions. Each Party will notify the other Party immediately, and promptly confirm such notice in writing, if it receives information indicating that any Product may be subject to any recall, corrective action or other regulatory action taken by virtue of Applicable Laws or request of relevant Governmental Authority (a “Remedial Action”). The Parties will assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Each Party shall, and shall ensure that its Affiliates, Sublicensees and Subcontractors will, maintain adequate records to permit the Parties to trace the packing, labeling, distribution, sale and use (to the extent possible) of the Products in the Field in the SciClone Territory. SciClone shall have sole discretion with respect to any matters relating to any Remedial Action in the SciClone Territory, including the decision to commence such Remedial Action and the control over such Remedial Action in its territory; provided, however, if Y-mAbs determines in good faith that any Remedial Action with respect to any Product in the SciClone Territory should be commenced or is required by Applicable Laws or Regulatory Authority, (i) Y-mAbs shall discuss such Remedial Action with SciClone and (ii) SciClone shall carry out such Remedial Action upon Y-mAbs’ reasonable request. Notwithstanding anything to the contrary in clause (ii) above, if SciClone in good faith disagrees that such Remedial Action should be commenced or is required by Applicable Laws or Regulatory Authority, such Remedial Action shall be conducted by SciClone at Y-mAbs’ cost; provided that, if a Regulatory Authority in the SciClone Territory later determines that such Remedial Action is required, SciClone shall reimburse Y-mAbs such costs. Subject to the above in this Section 3.2(d), each Party shall (a) provide the other Party, at the other Party’s cost and expense, with such assistance in connection with a Remedial Action in such other Party’s territory as may be reasonably requested by such other Party and (b) be responsible for all costs and expenses with respect to such Remedial Action conducted in its own territory and reimburse the other Party for all such costs and expenses incurred by the other Party as a result of such Remedial Action; provided that, to the extent such Remedial Action was conducted as a result of the other Party’s or any of the other Party’s Affiliates’, Sublicensees’ or Subcontractors’ fraud, negligence, willful misconduct or breach of their respective representations, warranties, covenants or obligations under this Agreement, such other Party shall be responsible for such costs and expenses and shall reimburse the first Party for such costs and expenses.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

3.3              Commercialization. Subject to the terms and conditions of this Agreement (including the diligence obligations set forth below), SciClone (itself and through its Affiliates, Sublicensees and Subcontractors, as applicable) shall be solely responsible for all aspects of the Commercialization of the Products in the Field in the SciClone Territory, including: (a) developing and executing a commercial launch and pre-launch plan, (b) negotiating with applicable Governmental Authorities regarding the price and reimbursement statuses of the Products; (c) marketing, advertising and promotion; (d) booking sales and distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; and (f) providing customer support, including handling medical queries, and performing other related functions. [***]. SciClone shall use Commercially Reasonable Efforts to Commercialize the Products in the SciClone Territory and to actively market and sell the Products in the SciClone Territory. SciClone shall obtain the prior written approval of Y-mAbs for the initial price to be set for any Product prior to the First Commercial Sale for such Product, which approval shall not be unreasonably withheld, delayed or conditioned.

3.4              Governance.

(a)               Joint Steering Committee. Within [***] after the Effective Date, the Parties shall establish a Joint Steering Committee (“JSC”) to oversee and coordinate the activities of the Parties under this Agreement. The JSC shall in particular:

(i)               review, discuss and coordinate the Parties’ activities under this Agreement;

(ii)              review, discuss and coordinate the overall strategy for the research, Development and Commercialization of the Products in the SciClone Territory;

(iii)            review and discuss the feasibility of pursuing Development, Manufacturing and Commercialization of any Product in the SciClone Territory for any New Indication requested by either Party as contemplated under Section 3.1(a);

(iv)             amend and review, discuss and approve any proposed amendments or revisions to the Joint Development Plan;

(v)               review and discuss any clinical protocols relating to the Joint Development Plan;

(vi)             oversee and coordinate the on-going disclosure, sharing and/or transfer of new Inventions or Y-mAbs Know-How generated in or related to the Development of the Products;

(vii)            review and discuss any Regulatory Materials to be submitted to any Regulatory Authority in the SciClone Territory;

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(viii)        coordinate the Commercialization of the Products in the Field in the SciClone Territory and in the Y-mAbs Territory to ensure consistent global marketing of the Products; and

(ix)             perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or as determined by the Parties in writing.

(b)              Composition. The JSC shall be composed of an equal number (between [***] to [***]) of representatives of each of SciClone and Y-mAbs, and each Party shall notify the other Party of its initial JSC representatives within [***] after the Effective Date. Each Party may change its representatives to the JSC from time to time in its sole discretion, effective upon notice to the other Party of such change. Each Party’s JSC representatives shall be employees of such Party with appropriate experience and authority within such Party’s organization. In addition, at least one of SciClone’s JSC representatives must be someone whose job responsibilities within SciClone include active involvement in the development and implementation of the SciClone’s research and Development strategy with respect to the Products in the Field in the SciClone Territory, and each of SciClone’s JSC representatives must have up-to-date knowledge of SciClone’s ongoing and planned research and Development activities with respect to the Products in the Field in the SciClone Territory. In addition, at least one of Y-mAbs’ JSC representatives must be someone whose job responsibilities within Y-mAbs include active involvement in the development and implementation of the Y-mAbs’ research and Development strategy with respect to the Products in the Field in the Y-mAbs Territory, and each of Y-mAbs’ JSC representatives must have up-to-date knowledge of Y-mAbs’ ongoing and planned research and Development activities with respect to the Products in the Field in the Y-mAbs Territory.

(c)               Decision-Making.

(i)                 All decisions of the JSC shall be made by [***], with each Party’s representatives collectively having one vote. If after reasonable discussion and good faith consideration of each Party’s view on any matter within the decision-making authority of the JSC, the representatives of the Parties on the JSC cannot reach an agreement as to such matter within [***]after such matter was brought to the JSC for resolution or after such matter has been referred to the JSC, such disagreement shall be referred to the Chief Executive Officer of Y-mAbs and the Chief Executive Officer of SciClone (collectively, the “Executive Officers”) for resolution.

(ii)              If the Executive Officers cannot resolve such matter within [***]after such matter has been referred to them, then (A) [***] shall be entitled to make the final decision with respect to the Commercialization of the Products in the Field in the SciClone Territory; (B) notwithstanding Section 3.5(c)(ii)(A) and except as set forth in Section 3.3, [***] shall be entitled to make the final decision with respect to pricing of the Products in the Field in the SciClone Territory; provided that [***] shall obtain the prior written approval of [***] prior to decreasing the price set for any Product by [***]% or more of the lowest price of such Product in the immediately preceding year, which approval shall not be unreasonably withheld, delayed or conditioned; and (C) notwithstanding Section 3.4(c)(ii)(A) or anything else in this Agreement to the contrary, but subject to the final sentence of Section 3.1(a), [***] shall be entitled to make the final decisions with respect to (1) the Development and Manufacturing of the Products in the Field in the SciClone Territory, (2) any Global Trial conducted under the Joint Development Plan or (3) whether any Indication should be approved as a New Indication for the Development, Manufacturing and Commercialization of any Product in the SciClone Territory under this Agreement as contemplated under Section 3.1(a).

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(d)              Limitations on Authority. The JSC shall have only such powers as are expressly assigned to it in this Agreement, and such powers shall be subject to the terms and conditions of this Agreement. Without limiting the generality of the foregoing, the JSC shall not have the power to amend this Agreement, and no decision of the JSC may be in contravention or contradiction of any terms and conditions of this Agreement.

(e)               Meetings. The JSC will hold a meeting every [***] or sooner, if needed, as reasonably agreed to by the Parties. Such meetings may be in person, via videoconference, or via teleconference. The location of in-person powers meetings will be determined by the Parties. At least [***]prior to each JSC meeting, each Party shall provide written notice to the other Party of agenda items proposed by such Party for discussion at such meeting, together with appropriate information related thereto. Reasonably detailed written minutes will be kept of all JSC meetings. Meeting minutes will be prepared by the Party at whose office such meeting is held and sent to each member of the JSC for review and approval within [***]after the meeting. Minutes will be deemed approved unless a member of the JSC objects to the accuracy of such minutes within [***] of receipt.

3.5              No Diversion.

(a)               No Diversion by Y-mAbs. Y-mAbs hereby covenants and agrees that (i) it shall not, and shall ensure that its Affiliates and licensees shall not, directly or indirectly, Commercialize the Products, including via internet or mail order, in the Field within the SciClone Territory; and (ii) it shall not, and shall ensure that its Affiliates and licensees shall not, unless otherwise mutually agreed by the Parties in writing: (A) engage in any advertising or promotional activities related to any Product for the Field that are directed primarily to customers or other purchaser or user of any Product located within the SciClone Territory; (B) solicit orders for any Product from any prospective purchaser for the Field located within the SciClone Territory; or (C) sell or distribute any Product for the Field to any Person within the SciClone Territory.

(b)              No Diversion by SciClone. SciClone hereby covenants and agrees that (i) it shall not, and shall ensure that its Affiliates, Sublicensees and Subcontractors shall not, directly or indirectly, Commercialize any Product, including via internet or mail order, outside of the Field within the SciClone Territory and outside of the SciClone Territory for any Indication; and (ii) it shall not, and shall ensure that its Affiliates, Sublicensees and Subcontractors shall not, unless otherwise mutually agreed by the Parties in writing: (A) establish or maintain any branch, warehouse, or distribution facility for any Product outside of the SciClone Territory; provided that this clause (A) shall not prohibit SciClone from transferring any MAA for any Product to, or obtaining or maintaining any MAA for any Product under the name of, an Affiliate of SciClone that is incorporated, or whose primary place of business is located, outside of the SciClone Territory solely (x) to the extent that [***] and (y) for the purpose of importing such Product to the SciClone Territory for Commercialization of such Product in the SciClone Territory; (B) engage in any advertising or promotional activities related to any Product for the Field that are directed primarily to customers or other purchasers or users of any Product located outside of the SciClone Territory or outside of the Field within the SciClone Territory; (C) solicit orders for any Product from any prospective purchaser outside of the Field within the SciClone Territory or outside of the SciClone Territory for any Indication; or (D) sell or distribute any Product outside of the Field to any Person within the SciClone Territory or to any Person outside of the SciClone Territory.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(c)               Mutual No Diversion Obligations. If SciClone receives any order for any Product from a prospective purchaser reasonably believed to be located outside of the SciClone Territory, or within the SciClone Territory but outside of the Field, SciClone shall promptly refer such order to Y-mAbs, and SciClone shall not accept any such orders. Except as expressly permitted herein, SciClone shall not knowingly restrict or impede in any manner Y-mAbs’ exercise of its exclusive rights to Commercialize any Product (i) outside the Field within the SciClone Territory or (ii) in any field outside the SciClone Territory. If Y-mAbs receives any order for any Product from a prospective purchaser reasonably believed to be located within the SciClone Territory for use in the Field, Y-mAbs shall promptly refer such order to SciClone, and Y-mAbs shall not accept any such orders. Except as expressly permitted herein, Y-mAbs shall not knowingly restrict or impede in any manner SciClone’s exercise of its exclusive rights to Commercialize any Product in the Field in the SciClone Territory.

3.6              PAP Supply.

(a)               Naxitamab. [***].

(b)              Omburtamab. [***].

4.            Payments

4.1              Upfront Fee. SciClone shall make an upfront payment of US$20,000,000 to Y-mAbs within [***]after the Effective Date (of which US$[***] shall be regarded as an upfront payment for Naxitamab and US$[***] shall be regarded as an upfront payment for Omburtamab).

4.2              Development and Regulatory Milestone Payments. SciClone shall pay to Y-mAbs the corresponding one-time milestone payment set forth below within [***] after receipt of reasonably sufficient documentation from Y-mAbs notifying SciClone that the corresponding milestone event has been achieved, together with a corresponding invoice from Y-mAbs for the applicable milestone payment for such milestone event:

Product Milestone Event	Milestone Payment (in U.S. Dollars)
(1) [***]	$[***]
(2) [***]	$[***]
(3) [***]	$[***]
(4) [***]	$[***]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Each of the milestone payments set forth above in this Section 4.2 shall be payable only one time, for the achievement of the applicable milestone event, regardless of the number of milestones achieved.

4.3              Commercial Milestone Payments. SciClone shall pay to Y-mAbs the following one-time milestone payments set forth in the table below after the first achievement of each milestone event described below:

Commercial Milestone	Milestone Payment (in U.S. Dollars)
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

Solely by way of example, if the aggregate Net Sales in the SciClone Territory between the Effective Date and [***] of (a) Naxitamab in the Initial Indications and any and all New Indications is US$[***] and (b) Omburtamab in the Initial Indications and any and all New Indications is US$[***], then the first milestone event set forth in the table above shall have been achieved on the date on which such aggregate Net Sales first exceeded US$[***] and the corresponding milestone payment shall become payable pursuant to the immediately following paragraph.

Within [***] after the date on which any milestone event set forth above in this Section 4.3 for which a milestone payment is payable is achieved, SciClone shall deliver written notice to Y-mAbs of such achievement, and SciClone shall pay to Y-mAbs the corresponding milestone payment within [***]after receipt of a corresponding invoice from Y-mAbs. For clarity, each of the above milestone payments shall be payable only once regardless of the number of times such milestone event is achieved.

4.4              Royalties. Subject to Sections 4.5, 4.6 and 4.7, SciClone shall pay royalties to Y-mAbs, on a Product-by-Product and Region-by-Region basis, for the Products sold by SciClone, its Affiliates and Sublicensees in the SciClone Territory, calculated by multiplying the royalty rate of [***] percent ([***]%) by the amount of Net Sales of such Product for each [***] within [***] after the end of such [***]. Each payment shall be preceded by (a) preliminary report of the estimated Net Sales of such Product by SciClone, its Affiliates and Sublicensees during such [***] in reasonable detail to be delivered to Y-mAbs within [***]after the end of such [***] and (b) a final report of the actual Net Sales of such Product by SciClone, its Affiliates and Sublicensees during such [***] in reasonable detail to be delivered to Y-mAbs within [***]after the end of such [***] (it being understood, for the avoidance of doubt, that, subject to Section 6.3 and Article 12, the payment of royalties by SciClone as contemplated in this Section 4.4 shall be based on such actual Net Sales as reported in such final report).

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

4.5              Royalty Reduction for Expiration or Lack of Valid Claim. On a Region-by-Region and Product-by-Product basis, upon the expiration of the last-to-expire Valid Claim of the Y-mAbs Patents Covering the Manufacture, Commercialization, use, offering for sale, sale or importation of such Product in such Region, the applicable royalty rate set forth in Section 4.4 shall be reduced from [***] percent ([***]%) to [***] percent ([***]%) for the remainder of the Term for such Product in such Region.

4.6              Royalty Reduction for Generic Competition. On a Region-by-Region and Product-by-Product basis and solely after the later of (a) the expiration of the last-to-expire Valid Claim of the Y-mAbs Patents Covering the Manufacture, Commercialization, use, offering for sale, sale or importation of such Product in such Region, and (b) the expiration of the Regulatory Exclusivity of such Product in such Region, for each [***] during the Term in which the aggregate sales of any and all applicable Generic Products sold by any and all Third Parties in such Region during such [***] are equal to at least [***] percent ([***]%) of SciClone’s volume-based market share of the corresponding Product in such Region (based on [***] for such Generic Products for such [***], or if such data is not available, such other reliable data source as is mutually determined by Y-mAbs and SciClone), the applicable royalty rate set forth in Section 4.4 shall be reduced from [***]percent ([***]%) to [***]percent([***]%)); provided that such royalty rate shall not be reduced as set forth herein if the Commercialization of any such Generic Product in such Region was enabled by SciClone or any of its Affiliates, Sublicensees or Subcontractors.

4.7              Royalty Term. Royalties under Section 4.4 shall be payable, on a Region-by-Region and Product-by-Product basis, from the period beginning on the date of the First Commercial Sale of such Product in such Region in the SciClone Territory and continuing until [***].

5.            Manufacturing and Supply

5.1              Manufacture and Supply of the Products. Subject to the terms and conditions of this Agreement, for the purpose of Development and Commercialization of the Product in the SciClone Territory, Y-mAbs shall be the exclusive supplier to SciClone of (i) Naxitamab in finished product form, fully packaged and with labelling, in accordance with the Product Specifications; and (ii) Omburtamab [***] (it being understood that, for the avoidance of doubt, except to the extent expressly set forth in this Section 5.1, SciClone shall not, and shall cause its Affiliates, Sublicensees and Subcontractors not to, directly or indirectly make (Manufacture) or have made (Manufactured) or purchase from any Third Party any of the foregoing). The supply of Products as contemplated in this Section 5.1 shall commence as soon as reasonably practicable after the Effective Date, but in any event in advance of the commencement of the First Commercial Sale of the applicable Product in the SciClone Territory.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

5.2              Supply Price. In consideration for the supply of the Products in Section 5.1 above, SciClone shall pay to Y-mAbs, upon delivery of the relevant Product to SciClone, a price determined on the following basis:

(a)               Naxitamab = [***] plus [***]% (on [***]) basis, governed by the latest version of Incoterms)

(b)              Omburtamab = [***] plus [***]% (on [***]) basis, governed by the latest version of Incoterms)

As used herein, “COGS” means (i) with respect to Naxitamab, [***], or (ii) with respect to Omburtamab, [***], in each case calculated in accordance with U.S. Generally Accepted Accounting Principles, or, [***]paid by Y-mAbs to such Third Party for such Product; provided that the COGS for Naxitamab shall not exceed US$[***] and the COGS for Omburtamab shall not exceed US$[***]. For clarity, COGS shall include all (A) [***] costs reasonably allocable to Manufacturing and supply-related activities of Y-mAbs or any of its Affiliates, licensees (other than SciClone) or contractors in respect of the applicable Product and (B) [***] costs, including all actual FTE costs of employees or contractors engaged in such Manufacturing or supply-related activities and quality control and quality assurance activities; and

“FTE ” means the equivalent of the work of one (1) employee or contractor in the relevant function and at the appropriate level for such work on a full time basis (i.e. working at least [***]days per year), directly related to any Manufacturing or supply-related activities or any quality control or quality assurance activities, in each case, in respect of any Product.

5.3              Forecasts, Purchase Order and Delivery.

(a)               During the Term, beginning on the date that is [***] after the Effective Date, SciClone shall provide to Y-mAbs within [***] from the beginning of each [***] a written [***] rolling forecast detailing the quantities of Product for the [***](“Forecast”). The [***] of each Forecast shall be binding on SciClone but the [***] remaining [***] of such Forecast shall be non-binding.

(b)              SciClone shall submit purchase orders consistent with the Forecast and which shall inter alia contain specific details with respect to the quantities of the Products required and the time period within which Y-mAbs is required to deliver the Products to SciClone (“Purchase Order”) at least [***] before the requested delivery date.  Y-mAbs shall, within [***]from the date of receipt of the Purchase Order, confirm whether it is possible to supply the Products under the Purchase Order, which confirmation shall not be unreasonably withheld, delayed or conditioned.  The Purchase Order shall only be binding on Y-mAbs when accepted in writing by Y-mAbs. For clarity, SciClone acknowledges and agrees that Y-mAbs does not guarantee that it will be able to accept Purchase Orders; provided that Y-mAbs shall accept at least the portion of any Purchase Order that equals the binding portion of the corresponding Forecast.

(c)               Y-mAbs shall deliver all Products on a [***] basis in compliance with the Purchase Orders; provided that Y-mAbs shall be permitted to deliver Products purchased under a Purchase Order during any time period between [***] prior to and [***] after the delivery date specified on such Purchase Order. Y-mAbs hereby agrees that all Products supplied under this Agreement will have a certificate of analysis along with the batch number of the Products confirming that the Product meets the Product Specifications.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(d)              Y-mAbs shall notify SciClone [***] upon becoming aware of any event that would render Y-mAbs unable to supply or delay in supplying the quantity of the Products to SciClone under any Purchase Order.

(e)               Y-mAbs may issue to SciClone an invoice with respect to a Purchase Order at the time when Y-mAbs delivers the Products under such Purchase Order.

5.4              Distribution. Subject to the terms and conditions of this Agreement, SciClone will be solely responsible for the distribution of the Products in the Field in the SciClone Territory.

5.5             Brand Security and Anti-Counterfeiting. The Parties will establish contacts for communication regarding brand security issues, and each Party shall reasonably cooperate with the other Party with respect thereto. Practices around these incidents will comply with each Party’s then-current standards, where such standards define product security features, warehouse/cargo protection requirements, and response and communication process for such incidents.

5.6              Quality and Defects.

(a)              Y-mAbs hereby undertakes to SciClone that the Product delivered to SciClone hereunder shall conform to the relevant Product Specifications and shall be Manufactured, tested, stored, labeled, packaged and sold in accordance with the terms of this Agreement and the Applicable Laws.

(b)              In the event SciClone discovers a defect in the Product delivered to SciClone under this Agreement, SciClone shall notify Y-mAbs in writing specifying the details of such defect not later than [***] from the date of discovery of such defect (“Defect Notice”).

(c)               On receipt of a Defect Notice, Y-mAbs shall undertake an inspection of the samples of the relevant Product which SciClone claims as possessing a defect (“Claimed Defect”) and upon satisfaction by both Parties that such Claimed Defect does exist in such Product, Y-mAbs shall, at SciClone’s option, (a) [***] such number of units of the Product; or (b) [***] in respect of such defective Product.

(d)              If the Parties are unable to agree upon whether the Product contains the Claimed Defect, the Parties shall cooperate to have the Product in dispute analyzed by a third-party independent testing laboratory of international reputation mutually agreed upon by both Parties (the “Analysis”). The results of such Analysis shall be final and binding on the Parties on whether such Claimed Defect exists in such Product.

(e)               If the result of the Analysis does not show that such Product has the Claimed Defect, then SciClone shall bear the cost of the Analysis and pay for the Product in accordance with this Agreement. If the result of the Analysis shows that such Product has the Claimed Defect, then Y-mAbs shall bear the cost of the Analysis, and Y-mAbs shall, at SciClone’s option, (i) replace the Product with the Claimed Defect within [***]after the date on which the result of the Analysis is available, [***] or (ii) refund to SciClone the [***] for such Product with the Claimed Defect.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

5.7              Quality Agreement. As soon as practicable after the Effective Date, but in any event in advance of the commencement of First Commercial Sale of the Product by SciClone in the SciClone Territory, the Parties shall enter into a Quality Agreement (“QA Agreement”), which shall describe Y-mAbs’ quality control obligations in Manufacturing the Products. In the event of a conflict between the terms and conditions set forth in the QA Agreement and this Agreement, (a) the terms of the QA Agreement shall prevail regarding matters related to quality control and related regulatory requirements, and (b) the terms of this Agreement shall prevail with respect to all other matters.

5.8              Pharmacovigilance Agreement. As soon as practicable after the Effective Date, but in any event in advance of the commencement of any Development of the Product by SciClone or Y-mAbs in or for the SciClone Territory, the Parties shall enter into in a separate Safety Data Exchange Agreement (“SDEA”), which shall describe the Parties’ roles and responsibilities with respect to adverse events. In the event of a conflict between the terms and conditions set forth in the SDEA and this Agreement, (a) the terms of the SDEA shall prevail regarding matters related to adverse events, and (b) the terms of this Agreement shall prevail with respect to all other matters.

6.	Payment; Records; Audits

6.1              Exchange Rate; Manner and Place of Payment. All payments hereunder shall be payable in U.S. dollars. When conversion of payments from any foreign currency is required, such conversion shall be at an exchange rate equal to the weighted average of the rates of exchange for the currency of the country from which such payments are payable as published by [***] during the [***] for which a payment is due. All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by the Payee (as defined below), unless otherwise specified in writing by the Payee.

6.2              Taxes.

(a)               Taxes on Income. Except as otherwise provided in this Section 6.2, each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement.

(b)              Withholding Taxes. Each Party shall be entitled to deduct and withhold from any payment to be made by such Party (the “Payor”) to the other Party (the “Payee”) hereunder the amount of any tax, levy, impost, duty or other charge or withholding of a similar nature (“Tax”) required by Applicable Laws and the relevant amounts payable to the Payee hereunder shall be reduced by the amount of Taxes deducted and withheld, which shall be treated as paid to the Payee in accordance with this Agreement, provided that the Payor shall use its commercially reasonable efforts to provide the Payee with written notice prior to any such withholding and will reasonably cooperate with the Payee’s efforts to reduce or eliminate such withholding. To the extent that the Payor is required to deduct and withhold Taxes on any payments under this Agreement, the Payor shall pay the amounts of such Taxes to the proper Governmental Authority in a timely manner and the Payor shall promptly provide the Payee with the relevant receipts issued by the applicable Governmental Authority with respect to such deduction or withholding.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(c)               VAT. Each Party shall be solely responsible for the payment of any value-added tax (including, for greater certainty, any goods and services tax, harmonized sales tax and any similar provincial sales tax, but excluding any transfer tax, stamp duty and other similar taxes) (“VAT”) chargeable to it in accordance with an applicable VAT law.

6.3              Records; Audits.

(a)               SciClone shall keep, and shall require its Affiliates, Sublicensees and Subcontractors to keep, accurate and true books of accounts and records for the purpose of determining the amounts payable to Y-mAbs pursuant to this Agreement. Such books and records shall be kept for at least [***] following the end of the [***] to which they pertain. Y-mAbs shall have the right to cause an independent auditor reasonably acceptable to SciClone to audit such records to confirm Net Sales, royalties and other payments for a period covering not more than the preceding [***], provided that an audit of the records relating to a particular [***] may be conducted not more than [***] and the audit rights shall not be exercised more than [***] in any [***]. Such audits may be exercised during normal business hours upon reasonable prior written notice to SciClone. Prompt adjustments shall be made by the Parties to reflect the results of such audit, and SciClone shall promptly remit to Y-mAbs the amount of any underpayment. Y-mAbs shall bear the cost of such audit unless such audit discloses an underpayment by SciClone of more than [***] percent ([***]%) of the amount of royalties or other payments due under this Agreement for any applicable [***], in which case, SciClone shall bear the cost of such audit. Any overpayment by SciClone revealed by an audit shall be fully-creditable against future payment owed by SciClone to Y-mAbs (and if no further payments are due, shall be refunded by Y-mAbs immediately at the request of SciClone). With respect to any amounts payable to SciClone by Y-mAbs pursuant to this Agreement, Y-mAbs shall have the similar obligations as SciClone under the foregoing of this Section 6.3 and SciClone shall have the similar audit rights as Y-mAbs under the foregoing of this Section 6.3 and this Section 6.3 shall apply mutatis mutandis.

(b)              Y-mAbs shall have the right to cause an independent auditor reasonably acceptable to SciClone to inspect the facilities, and audit the books, records, policies and processes, of SciClone and its Affiliates for the purpose of determining whether the business operations of SciClone and its Affiliates in respect of the Development, Manufacturing and Commercialization of the Products in the Field in the SciClone Territory complies with Applicable Laws, including with respect to anti-corruption, anti-bribery, anti-kickbacks, corrupt payments, illicit gifts, promotional interactions with healthcare professionals and other interactions with officials of Governmental Authorities. Y-mAbs shall not exercise such inspection and audit right more than [***] in any [***], and such inspections and audits shall be conducted during normal business hours upon reasonable prior written notice to SciClone. If any such inspection or audit reveals any non-compliance by SciClone or any of its Affiliates with any such Applicable Law, SciClone shall, and shall cause its Affiliates to, promptly and fully remediate such non-compliance and, promptly upon the completion of such remediation, shall provide to Y-mAbs a written certification, signed by an executive officer of SciClone, stating that such non-compliance has been fully remediated. Y-mAbs shall bear the cost of such inspections and audits; provided that if any such inspection or audit reveals any material non-compliance with such Applicable Laws, then SciClone shall bear the cost of such inspection and audit.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

6.4              Late Payments. In the event that any payment due under this Agreement is not made when due, the payment shall accrue interest from the date due at a rate per annum that is [***] percentage points ([***]%) above the [***] of interest as reported by Bloomberg on the date such payment is due; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate.

7.	Confidentiality

7.1              Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party (in such capacity, the “Receiving Party”) agrees that, during the Term and for [***] thereafter, it shall keep confidential and shall not publish or otherwise disclose to any Third Party, and shall not use for any purpose other than as expressly provided for in this Agreement or any other written agreement between the Parties, any Confidential Information furnished or made available to it by or on behalf of the other Party (in such capacity, the “Disclosing Party”). The Receiving Party shall use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but in no event less than reasonable care) to ensure that its, and its Affiliates’, employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Disclosing Party’s Confidential Information.

7.2              Exceptions. Confidential Information shall not include any information which: (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available; (b) is known by the Receiving Party and/or any of its Affiliates at the time of receiving such information, as evidenced by its records; (c) is hereafter furnished to the Receiving Party and/or any of its Affiliates by a Third Party, as a matter of right and without restriction on disclosure; or (d) is independently discovered or developed by the Receiving Party and/or any of its Affiliates, without the use of Confidential Information of the Disclosing Party.

7.3              Authorized Disclosure.

(a)               Notwithstanding the provisions of Section 7.1, the Receiving Party may disclose Confidential Information of the Disclosing Party as expressly permitted by this Agreement, or if and to the extent such disclosure is reasonably necessary in the following instances:

(i)         filing or prosecuting Patents as permitted by this Agreement;

(ii)        enforcing such Party’s rights under this Agreement;

(iii)       prosecuting or defending litigation as permitted by this Agreement;

(iv)       complying with the requirements of Regulatory Authorities with respect to obtaining and maintaining Regulatory Approval of Products, Applicable Laws, applicable court orders, governmental regulations or rules of the relevant stock exchange;

(v)       disclosure to Affiliates, actual and potential licensees and Sublicensees, Subcontractors, employees, consultants or agents of the Receiving Party who have a need to know such information in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, provided, in each case, that any such Affiliate, actual or potential licensee or Sublicensee, Subcontractor, employee, consultant or agent agrees to be bound by terms of confidentiality and non-use comparable in scope to those set forth in this Section 7; and

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(vi)      disclosure to Third Parties in connection with due diligence or similar investigations by such Third Parties, and disclosure to potential Third Party investors or acquirers in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by terms of confidentiality and non-use comparable in scope to those set forth in this Section 7.

(b)               Notwithstanding Section 7.3(a), in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to the foregoing clause (iii) or clause (iv), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use efforts to secure confidential treatment of such Confidential Information at least as diligent as such Party would use to protect its own proprietary or confidential information, but in no event less than reasonable efforts. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

(c)               Notwithstanding anything to the contrary in the remainder of this Article 7, Y-mAbs may disclose the terms and conditions of this Agreement to any licensor of Y-mAbs or any of its Affiliates with respect to any of the Y-mAbs Technology, but solely to the extent necessary to comply with any obligation of Y-mAbs or any of its Affiliates under the applicable agreement between such licensor and Y-mAbs or any of its Affiliates in respect of such Y-mAbs Technology.

7.4              Public Announcements.

(a)               Press Releases. As soon as practicable following the Effective Date, the Parties shall issue a joint press release announcing the execution of this Agreement substantially in the form attached hereto as Exhibit D. Except as required by applicable securities laws (including disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”) or any stock exchange on which securities issued by a Party or its Affiliates are traded), neither Party shall make any other public announcement concerning this Agreement or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld or delayed; provided that each Party may make any public statement in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, or issue press releases, so long as any such public statement or press release is not inconsistent with prior public disclosures or public statements approved by the other Party pursuant to this Section 7.4 and which do not reveal non-public information about the other Party. In the event of a required public announcement, to the extent practicable under the circumstances, the Party making such announcement shall provide the other Party with a copy of the proposed text of such announcement sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

(b)              Filing of this Agreement. The Parties shall coordinate in advance with each other in connection with the filing of this Agreement (including redaction of certain provisions of this Agreement) with the SEC or any stock exchange or governmental agency on which securities issued by a Party or its Affiliate are traded, and each Party will use commercially reasonable efforts to seek confidential treatment for the terms proposed to be redacted and file redacted versions with any governing bodies which are consistent with redacted versions previously filed with any other governing bodies.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

7.5              Publication. At least [***]prior to SciClone’s publishing, publicly presenting, and/or submitting for written or oral publication a manuscript, abstract or the like that includes information relating to any Ingredient or Product that has not been previously published, SciClone shall provide to Y-mAbs a draft copy thereof for Y-mAbs’ review (unless such Y-mAbs is required by law to publish such information sooner, in which case SciClone shall provide such draft copy to Y-mAbs as much in advance of such publication as possible). SciClone shall consider in good faith any comments provided by Y-mAbs during such [***] period. In addition, SciClone shall, at Y-mAbs’ request, remove therefrom any Confidential Information of Y-mAbs. The contribution of Y-mAbs shall be noted in all publications or presentations by acknowledgment or co-authorship, whichever is appropriate.

7.6              Prior Non-Disclosure Agreement. As of the Effective Date, the terms of this Section 7 shall supersede any prior non-disclosure, secrecy or confidentiality agreement between the Parties (or their Affiliates) dealing with the subject of this Agreement. Any information disclosed pursuant to any such prior agreement shall be deemed Confidential Information for purposes of this Agreement.

7.7              Equitable Relief. Given the nature of the Confidential Information and the competitive damage that would result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages would not be a sufficient remedy for any breach of this Section 7. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Section 7.

8.	Representations and Warranties; Covenants

8.1              Mutual Representations and Warranties. Each Party represents and warrants to the other that, as of the Effective Date:

(a)               it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)              it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and

(c)               this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

8.2              Additional Y-mAbs Representations and Warranties. Y-mAbs represents and warrants to SciClone, as of the Effective Date, as follows:

(a)               (i) Except with respect to the rights of [***]and/or any [***] as contemplated under the [***] effective as of [***] (the “[***]”), Y-mAbs has sufficient, sole and exclusive legal and/or beneficial rights, title or ownership, free and clear from any mortgages, pledges, liens, security interests, encumbrances, charges or claim of any kind, of and to the Y-mAbs Technology to grant the License; and (ii) Y-mAbs has not granted any right to any Third Party with respect to the Y-mAbs Technology that would conflict with the License or rights granted to SciClone hereunder; Exhibit A contains a complete and accurate list of all Y-mAbs Patents existing as of the Effective Date;

(b)              Y-mAbs has not received any written notice that any Third Party has taken any action before any applicable patent office or any court or arbitration tribunal or Governmental Authority, claiming ownership or license of any Y-mAbs Technology;

(c)               Y-mAbs has not received any written notice from any Third Party asserting that the issued patents within the Y-mAbs Patents are invalid or unenforceable;

(d)              to the knowledge of Y-mAbs, no reexamination, interference, invalidity, opposition, nullity or similar claim or proceeding is pending or threatened with respect to any Y-mAbs Patent and none of Y-mAbs Patents existing as of the Effective Date has been adjudged, in a final and non-appealable decision, invalid, unenforceable or unpatentable by any Governmental Authority of competent jurisdiction;

(e)               Y-mAbs has not received any written notice from any Third Party asserting or alleging that (i) any research, development, Manufacturing or Commercialization of a Product by Y-mAbs prior to the Effective Date or any Y-mAbs Technology infringed or misappropriated the intellectual property rights of such Third Party, or (ii) the Development, Manufacturing or Commercialization of the Products in the SciClone Territory would infringe or misappropriate the intellectual property rights of such Third Party;

(f)                to the knowledge of Y-mAbs, no Third Party is infringing or has infringed any Y-mAbs Patents;

(g)               all maintenance fees, annuity payments, and similar payments relating to the Y-mAbs Patents have been made, and during the Term will be made, in a timely manner. Prior to the Effective Date, Y-mAbs has not taken action or failed to undertake an action in connection with filing, prosecuting and maintaining the Y-mAbs Patents set forth in Exhibit A in violation of any Applicable Law;

(h)              Y-mAbs has complied with all Applicable Laws in connection with the prosecution of the Y-mAbs Patents, including the duty of candor owed to any patent office pursuant to such Applicable Laws;

(i)                 Exhibit E sets forth a complete and accurate list of all trademarks for the Products for which registrations have been obtained or applications have been filed by Y-mAbs or its Affiliates throughout the SciClone Territory as of the Effective Date; and

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(j)                Y-mAbs has not entered, and shall not enter, into any agreement with any Third Party that is in conflict with the rights granted to SciClone under this Agreement, and has not taken and shall not take any action that would in any way prevent it from granting the rights granted to SciClone under this Agreement, or that would otherwise materially conflict with or adversely affect SciClone’s rights under this Agreement. The execution, delivery and performance of and compliance with this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or breach of [***].

(k)              to the knowledge of Y-mAbs, (i) the transactions contemplated under this Agreement do not involve the use or development of, or engagement in, any technology whose development, commercialization or export is restricted under the Export Control Laws and (ii) the execution, delivery and performance of and compliance with this Agreement and the consummation of the transactions contemplated hereby will not require either Party to obtain a license from applicable Governmental Authorities pursuant to the Export Control Laws.

8.3              Additional SciClone Representations and Warranties. SciClone represents and warrants to Y-mAbs, as of the Effective Date, that to the knowledge of SciClone, neither SciClone nor any of its officers, directors, employees, Affiliates, Sublicensees or Subcontractors are, debarred or disqualified by any Regulatory Authority in the SciClone Territory in connection with any of their activities relating to the Ingredients or the Products.

8.4              No Other Representations or Warranties. EACH PARTY HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE Y-MABS TECHNOLOGY IS LICENSED ON AN “AS-IS” BASIS AND NEITHER PARTY MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH PARTY HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (WHETHER BY STATUTE, CUSTOM OR OTHERWISE), INCLUDING ANY REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE OR NON-INFRINGEMENT, VALIDITY OR ENFORCEABILITY OF INTELLECTUAL PROPERTY.

8.5              Additional Mutual Covenants. In addition to any covenants made by each Party elsewhere in this Agreement, each Party hereby covenants to the other as follows:

(a)               Each Party will not knowingly, during the Term, employ or use the services of any person who is debarred or disqualified by any Regulatory Authority in connection with activities relating to the Ingredients or the Products; and in the event that one Party becomes aware of the debarment or disqualification or threatened debarment or disqualification by any Regulatory Authority of any person providing services to such Party with respect to any activities relating to the Ingredients or the Products, such Party will immediately notify the other Party in writing and will cease employing, contracting with, or retaining any such person to perform any services relating to the Ingredients or the Products;

(b)              Each Party will not, in connection with the performance of its obligations under this Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a public official or entity or other person for purpose of obtaining or retaining business for or with, or directing business to, any person, nor will such Party directly or indirectly promise, offer or provide any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a public official or entity or any other person in connection with the performance of such Party’s obligations under this Agreement;

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(c)               Each Party has in place an anti-corruption and anti-bribery policy and in connection with the performance of its obligations under this Agreement, each Party shall comply and shall cause its and its Affiliates’ employees to comply with such Party’s policy;

(d)              Each Party shall, and shall ensure that its Affiliates, Sublicensees and Subcontractors and its and their respective employees and contractors will, not cause the other Party to be in violation of the FCPA, Export Control Laws, or any other Applicable Laws, including any other applicable anti-corruption and anti-bribery laws, in connection with the performance of obligations under this Agreement; and

(e)               Each Party shall immediately notify the other Party if it has any information or suspicion that there may be a violation of the FCPA, Export Control Laws, or any other Applicable Laws, including any other applicable anti-corruption and anti-bribery laws, in connection with the performance of its obligations under this Agreement.

(f)                Each Party shall, and shall ensure that its Affiliates, Sublicensees and Subcontractors and its and their respective employees and contractors will, be in full compliance with the [***]. SciClone, on behalf of itself and its Affiliates, Sublicensees and Subcontractors, acknowledges and agrees that, notwithstanding anything in this Agreement to the contrary, all licenses and other rights granted to SciClone and its Affiliates, Sublicensees and Subcontractors under this Agreement in respect of the Y-mAbs Technology are subject to the terms and conditions of [***]. At the beginning of each [***] during the Term, the Parties shall review, coordinate and discuss with each other in good faith each Party’s compliance with [***].

8.6              Performance by Affiliates, Sublicensees and Subcontractors. The Parties acknowledge and agree that each Party may perform some or all of its obligations or exercise some or all of its rights under this Agreement through one or more Affiliates, Subcontractors or, in the case of SciClone, subject to Section 2.2, Sublicensees; provided, in each case and without limiting Sections 2.2 or 2.3, that (a) none of the other Party’s rights hereunder are diminished or otherwise adversely affected as a result of such delegation or subcontracting and (b) each such Affiliate, Subcontractor or Sublicensee undertakes in writing obligations of confidentiality and non-use regarding Confidential Information and ownership of Inventions which are substantially the same as those undertaken by the Parties pursuant to Section 7 and Section 9.1 and provided, further, that such Party shall at all times be fully responsible for the performance of, and payment by, such Affiliate, Subcontractor or Sublicensee. Notwithstanding the foregoing, SciClone shall not engage any Subcontractor to perform any of its obligations or exercise any of its rights under this Agreement without the prior written consent of Y-mAbs (which consent shall not be unreasonably withheld, delayed or conditioned).

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

9.	Intellectual Property

9.1              Ownership.

(a)               Inventions. Inventorship of any Inventions will be determined in accordance with the standards of inventorship and conception under Applicable Laws related to Patents.

(b)              Y-mAbs Inventions. Y-mAbs shall solely and exclusively own any and all (A) Inventions generated, developed, conceived or reduced to practice (constructively or actually) by or on behalf of either Party or any of its respective Affiliates, licensees, Sublicensees or Subcontractors, including any of their respective employees, agents and contractors (whether solely or jointly with any other entity or person) in connection with the research, Development, use, making (Manufacturing), having made (Manufactured), import, export, sale, offer for sale, promotion, marketing, distribution, Commercialization of any Product under this Agreement (“Y-mAbs Inventions”), and (B) Patents filed by either Party or any of its respective Affiliates, licensees, Sublicensees or Subcontractors with respect to the Y-mAbs Inventions, which shall be included in Y-mAbs Patents.

(c)               Y-mAbs Data. Y-mAbs shall solely and exclusively own any and all Data generated by or on behalf of either Party or any of its respective Affiliates, licensees, Sublicensees or Subcontractors, including any of their respective employees, agents and contractors (whether solely or jointly with any other entity or person) (“Y-mAbs Data”).

(d)              Assignment; Further Assurances. SciClone shall disclose in writing to Y-mAbs all Y-mAbs Inventions and Y-mAbs Data promptly following the generation, development, conception or reduction to practice (constructively or actually) thereof. SciClone, on behalf of itself and each of its Affiliates, Sublicensees and Subcontractors and each of its and their respective employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns to Y-mAbs all right, title and interest in and to all Y-mAbs Inventions (including all Patents filed thereon) and Y-mAbs Data and shall provide all reasonable assistance and execute all documents necessary to assist and enable Y-mAbs (or any of its designees) to prosecute, perfect, register, record, enforce and defend any of its rights in any of the Y-mAbs Inventions (including all Patents filed thereon) and Y-mAbs Data.

(e)               Affiliates, Sublicensees and Subcontractors. SciClone shall ensure that each of its Affiliates, Sublicensees and Subcontractors under this Agreement has a contractual obligation to disclose to such Party all Data and Inventions generated, invented, discovered, developed, made, created or reduced to practice (constructively or actually) by any of them or any of their respective employees, agents or independent contractors (whether solely or jointly with any other entity or person) with respect to the research, Development, use, making (Manufacturing), having made (Manufactured), import, export, sale, offer for sale, promotion, marketing, distribution, Commercialization of any Product under this Agreement, and to provide sufficient rights with respect thereto, so that SciClone can comply with its obligations under this Section 9.1.

9.2              Patent Prosecution and Maintenance.

(a)               Definition. For purposes of this Section 9.2, the terms “prosecute,” “prosecuting” and “prosecution,” when used in reference to any Patent, shall be deemed to include, without limitation, control of any interferences, reissue proceedings, post-grant proceedings, oppositions and reexaminations with respect to such Patent.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(b)              Y-mAbs Patents. As between the Parties, Y-mAbs shall have the sole right, but not the obligation, at its own expense, to control the preparation, filing, prosecution (including any interferences, reissue proceedings and re-examinations) and maintenance of the Y-mAbs Patents worldwide. Y-mAbs shall keep SciClone informed of progress with regard to the preparation, filing, prosecution and maintenance of Y-mAbs Patents in the SciClone Territory. Y-mAbs will notify SciClone of all warning letters, conflict proceedings, re-examinations, reissuance, oppositions, revocation proceedings or any other material challenge relating to any such Y-mAbs Patent. Y-mAbs will consult with, and consider in good faith the requests and suggestions of, SciClone with respect to strategies for filing and prosecuting Y-mAbs Patents in the SciClone Territory. In the event that Y-mAbs desires to abandon or cease prosecution or maintenance of any Y-mAbs Patent in the SciClone Territory, Y-mAbs shall [***], and upon SciClone’s written election provided no later than [***] after such notice from Y-mAbs, [***]. In such event, Y-mAbs shall [***]. If SciClone does not provide such election within [***] after such notice from Y-mAbs or fails to pay for prosecution or maintenance of any Y-mAbs Patent in the SciClone Territory, with respect to which it has previously made such election, Y-mAbs may, [***].

(c)               Cooperation of the Parties. Each Party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of Y-mAbs Patents under this Section 9.2 and in the obtaining and maintenance of any patent extensions, supplementary protection certificates and the like with respect thereto respectively at its own costs. Such cooperation includes, but is not limited to: (i) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to enable the other Party to apply for and to prosecute patent applications in any country as permitted by this Section 9.2; and (ii) promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications

9.3              Infringement by Third Parties.

(a)               Notice. In the event that either Y-mAbs or SciClone becomes aware of any infringement or threatened infringement by a Third Party of any Y-mAbs Patent, it shall notify the other Party in writing to that effect.

(b)              Y-mAbs Patents. Y-mAbs shall have the first right, but not the obligation, to bring and control any action or proceeding with respect to infringement of any Y-mAbs Patent at its own expense and by counsel of its own choice, and, to the extent any such infringement is in the SciClone Territory, SciClone shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Y-mAbs fails to bring any such action or proceeding with respect to infringement of any Y-mAbs Patent within [***] following the notice of alleged infringement, SciClone shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Y-mAbs shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(c)               Cooperation; Award. In the event a Party brings an infringement action in accordance with this Section 9.3, the other Party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a party. Neither Party shall enter into any settlement or compromise of any action under this Section 9.3 which would in any manner alter, diminish, or be in derogation of the other Party’s rights under this Agreement without the prior written consent of such other Party, which consent shall not be unreasonably withheld, delayed or conditioned. Except as otherwise agreed by the Parties in connection with a cost-sharing arrangement, any recovery realized by a Party as a result of any action or proceeding pursuant to this Section 9.3, whether by way of settlement or otherwise, shall be applied first to reimburse the Parties’ documented out-of-pocket legal expenses relating to the action or proceeding, and any remaining amounts shall be retained by the Party that brought and controlled such action.

9.4              Infringement of Third Party Rights. Each Party shall promptly notify the other in writing of any allegation by a Third Party that the activity of either Party pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party. Neither Party shall have the right to settle any patent infringement litigation under this Section 9.4 in a manner that diminishes the rights or interests of the other Party without the written consent of such other Party (which shall not be unreasonably withheld). Subject to Section 11, the Party for which the infringement action is brought against (the “Accused Party”) shall have the right to direct and control the defense of such infringement action, at its own expense with counsel of its choice; provided, however, that the other Party may participate in the defense and/or settlement thereof, at its own expense with counsel of its choice. In any event, the Accused Party agrees to keep the other Party reasonably informed of all material developments in connection with any such infringement action for which the Accused Party exercises its right to direct and control the defense. Subject to Section 11, if the Accused Party does not exercise its right to direct and control the defense of an infringement action that is brought against the Accused Party, then the other Party shall have such right and it shall agree to keep the Accused Party reasonably informed of all material developments in connection with such infringement action.

9.5              Marking and Trademark.

(a)              Subject to the terms and conditions of the Agreement, SciClone shall Commercialize the Products in the Field in the SciClone Territory solely under any trademark owned or Controlled by Y-mAbs that is mutually agreed upon by the Parties (each, a “Y-mAbs Product Mark”); provided that, prior to finalizing any Y-mAbs Product Mark in the English language, Y-mAbs shall provide SciClone with such proposed trademark and related trade dress and shall reasonably consider in good faith SciClone’ comments with respect thereto; provided further that, to the extent required by Applicable Laws and subject to Section 9.5(b), SciClone shall be entitled to Commercialize Omburtamab in the Field in the SciClone Territory under any trademark owned or Controlled by SciClone.

(b)              Subject to the terms and conditions of the Agreement, solely to the extent required by Applicable Laws, during the Term SciClone shall include Y-mAbs’ name and corporate logo (each, a “Y-mAbs Corporate Mark”) on the Product label, packaging, promotional/marketing materials to indicate that the Product is in-licensed from Y-mAbs without paying any additional fees to Y-mAbs, provided that, prior to finalizing Product label, packaging, promotional/marketing materials, SciClone shall consult with Y-mAbs and reasonably consider in good faith Y-mAbs’ comments with respect thereto.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(c)              Subject to the terms and conditions of this Agreement, Y-mAbs hereby grants to SciClone a non-exclusive license to use the Y-mAbs Product Marks and Y-mAbs Corporate Marks in connection with the Commercialization of the Products in the Field in the SciClone Territory solely as permitted under the License and the remainder of this Section 9.5. Y-mAbs reserves the right to practice reasonable quality control with respect to all use of the Y-mAbs Product Marks and Y-mAbs Corporate Marks. Without limiting the foregoing, SciClone shall comply with all of Y-mAbs’ brand usage guidelines applicable to the Products or to the applicable language in the SciClone Territory provided to SciClone in its use of the Y-mAbs Product Marks and Y-mAbs Corporate Marks, which may be amended by Y-mAbs from time to time. All goodwill generated by SciClone’s use of any Y-mAbs Product Mark and Y-mAbs Corporate Mark shall inure solely to the benefit of Y-mAbs. For the avoidance of doubt, as between the Parties, (i) Y-mAbs retains and owns all right, title and interest in and to all Y-mAbs Product Marks and Y-mAbs Corporate Marks and (ii) Y-mAbs has the sole right, but not the obligation, to control the filing, prosecution, maintenance and enforcement of the Y-mAbs Product Marks and Y-mAbs Corporate Marks, including in the SciClone Territory.

10.	Term; Termination

10.1           Term. The term of this Agreement (the “Term”) shall commence on the Effective Date, and unless terminated earlier as provided in this Section 10, shall continue in force until terminated by a Party on a Product-by-Product and Region-by-Region basis.

10.2           Termination.

(a)               Termination by SciClone

(A) SciClone may terminate this Agreement in its entirety for convenience upon (i) [***] prior written notice to Y-mAbs (if such notice is provided [***] of the Product in any Region) or (ii) [***] prior written notice to Y-mAbs (if such notice is provided [***]of the Product in any Region); provided, however, that in each case under (i) and (ii) Y-mAbs may, in its discretion, upon prior written notice to SciClone accelerate the effectiveness of such termination to the extent permitted by Applicable Law in the SciClone Territory, to a date that is no earlier than [***] after such written notice from Y-mAbs.

(B) SciClone may terminate this Agreement on a Region-by-Region and Product-by-Product basis, upon [***] prior written notice to Y-mAbs if a [***].

(b)              Mutual Termination Rights

(A) Material Breach. Either Party may terminate this Agreement upon written notice to the other Party if such other Party is in material breach of this Agreement and has not cured such breach within [***] after notice from the terminating Party requesting in writing cure of the breach. Any such termination shall become effective at the end of such day period unless the breaching Party has cured such breach prior to the end of such period.

(B) Bankruptcy. Either Party may terminate this Agreement upon written notice to the other Party upon the bankruptcy, dissolution or winding up of such other Party, or the making or seeking to make or arrange an assignment for the benefit of creditors of such other Party, or the initiation of proceedings in voluntary or involuntary bankruptcy against such other Party, or the appointment of a receiver or trustee of such other Party’s property that is not discharged within [***].

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(C) Royalty-Based Termination. The Parties may mutually agree in writing to terminate this Agreement on a Region-by-Region and Product-by-Product basis upon the later of (a) the [***]; and (b) [***] from the date of First Commercial Sale of such Product in such Region.

(c)               Termination by Y-mAbs

(A) Patent Challenge. Y-mAbs shall have the right to terminate this Agreement immediately upon [***] prior written notice to SciClone if SciClone or any of its Affiliates, Sublicensees or Subcontractors, directly or indirectly through any Third Party, commences any interference or opposition proceeding with respect to, challenges the scope, ownership, validity or enforceability of, or opposes any extension of, or the grant of a supplementary protection certificate with respect to, any Y-mAbs Patent, unless during such period the subject challenge is dismissed or withdrawn and is not thereafter reinstituted or continued; provided that in the event a Sublicensee or Subcontractor of SciClone initiates such challenge, Y-mAbs may not terminate this Agreement if (i) SciClone successfully causes such Sublicensee or Subcontractor to abort such challenge [***], or (ii) SciClone (A) promptly provides Y-mAbs a written notice of its intent to terminate its sublicense or subcontract with such Sublicensee or Subcontractor [***], and (B) successfully terminates such sublicense or subcontract [***].

(B) Exit Event. In the event that SciClone is merged with or acquired by a Third Party [***] (“Acquisition Event”) and [***], SciClone shall provide prompt written notice thereof to Y-mAbs (the “Exit Notice”). Y-mAbs shall have the right to terminate this Agreement in its entirety by providing [***] prior written notice to SciClone within [***]upon Y-mAbs’ receipt of the Exit Notice.

(C) Commercial Viability. If SciClone terminates this Agreement pursuant to Section 10.2(a)(B) with respect to any Product (each, a “Terminated Product”) in [***], then Y-mAbs shall have the right to terminate this Agreement in [***] with respect to such Terminated Product immediately upon [***] prior written notice to SciClone if Y-mAbs determines, in its reasonable discretion, that Commercialization of such Terminated Product is no longer commercially viable [***] as a result of the loss of potential Net Sales of such Terminated Product that would have been attributable to [***] during the remainder of the Term and/or any actual or potential diminution in the marketability of such Terminated Product in [***] other than [***].

10.3           Effect of Expiration or Termination.

(a)               Effect of Expiration or Termination. Upon expiration or termination of this Agreement in whole for any reason, all rights, licenses and obligations of the Parties under this Agreement shall immediately terminate, except as provided elsewhere in this Section  10.3 or in Section  10.4. Upon termination of this Agreement in part, all rights, licenses and obligations of the Parties under this Agreement relating to such terminated part shall immediately terminate, except as provided elsewhere in this Section  10.3 or in Section  10.4. Notwithstanding anything to the contrary herein, in the event of the termination of this Agreement by Y-mAbs pursuant to Section 10.2(c)(B), Y-mAbs shall (i) pay [***] to SciClone within [***]after the date of such termination in an amount equal to the [***], and (ii) acquire from SciClone, at [***], the then-existing [***] of SciClone for the Products in the SciClone Territory within [***] after the date of such termination and shall enter into new [***] as necessary with [***].

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(b)              Confidential Information. Upon expiration or termination of this Agreement in its entirety for any reason, each Party shall, and shall cause its Affiliates, and with respect to SciClone, its Sublicensees and Subcontractors to, promptly return to the other Party, or delete or destroy, all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided that such Party may keep one copy of such materials for archival purposes only subject to a continuing confidentiality obligations.

(c)               Assignment of Regulatory Approvals and Regulatory Materials. Upon expiration or termination of this Agreement in its entirety for any reason, SciClone, on behalf of itself and each of its Affiliates, Sublicensees and Subcontractors and all employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns to Y-mAbs (or its designee) (i) any Patents (A) assigned by Y-mAbs to SciClone pursuant to Section 9.2(b) and (B) elected by Y-mAbs in its sole discretion to be assigned back to Y-mAbs; provided that [***], and (ii) all Regulatory Approvals and other Regulatory Materials, documentation and materials (A) provided by or on behalf of Y-mAbs or any of its Affiliates to SciClone or any of its Affiliates, Sublicensees or Subcontractors or (B) developed, filed or submitted by or behalf of SciClone or any of its Affiliates, Sublicensees or Subcontractors and relating to any of the Products. SciClone shall take, and shall cause each of its Affiliates, Sublicensees and Subcontractors and all employees, subcontractors, consultants and agents of any of the foregoing to take, further actions reasonably requested by Y-mAbs (or its designee) to effectuate the assignment set forth in this Section 10.3(c); provided that [***]. To the extent that assignment or transfer of any Regulatory Approvals or other Regulatory Materials held by SciClone with respect to any Product is not permitted by the applicable Regulatory Authority, SciClone shall permit Y-mAbs (or, at Y-mAbs’ option, Y-mAbs’ designee) to (and shall not itself, or permit any Third Parties to) cross-reference and rely upon any such Regulatory Approvals or other such Regulatory Materials filed by SciClone with respect to any Product.

10.4          Accrued Obligations; Survival. Neither expiration nor any termination of this Agreement shall relieve either Party of any obligation or liability accruing prior to such expiration or termination, nor shall expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, at law or in equity, with respect to breach of this Agreement. In addition, the Parties’ rights and obligations under Sections 2.5 (Reservation of Rights), 9.1 (Ownership) and 10.3 (Effect of Expiration or Termination) and Articles 7 (Confidentiality), 12 (Dispute Resolution) and 13 (Miscellaneous) of this Agreement shall survive expiration or any termination of this Agreement.

11.	Indemnification

11.1          Indemnification of Y-mAbs. SciClone shall indemnify and hold harmless each of Y-mAbs and its Affiliates and their respective directors, officers, employees, consultants, agents and successors and assigns of any of the foregoing (the “Y-mAbs Indemnitees”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (“Losses”), incurred by any Y-mAbs Indemnitee as a result of, directly or indirectly: (a) [***]; (b) [***]; (c) the fraud, negligence or willful misconduct of SciClone or its Affiliate, Sublicensee or Subcontractor; or (d) any breach of any representations, warranties or covenants by SciClone under this Agreement; except, in each case, to the extent such Third Party Claims fall within the scope of the indemnification obligations of Y-mAbs set forth in Section 11.2.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

11.2          Indemnification of SciClone. Y-mAbs shall indemnify and hold harmless each of SciClone and its Affiliates and their respective directors, officers, employees, consultants, agents and successors and assigns of any of the foregoing (the “SciClone Indemnitees”), from and against any and all Losses incurred by any SciClone Indemnitee as a result of, directly or indirectly,: (a) [***]; (b) [***]; (c) the fraud, negligence or willful misconduct of Y-mAbs or its Affiliate or sublicensee; or (d) any breach of any representations, warranties or covenants by Y-mAbs under this Agreement; except, in each case, to the extent such Third Party Claims fall within the scope of the indemnification obligations of SciClone set forth in Section 11.1.

11.3          Procedure. A Y-mAbs Indemnitee or SciClone Indemnitee that intends to claim indemnification under this Section 11 (the “Indemnitee”) shall promptly notify the indemnifying Party (the “Indemnitor”) in writing of any Third Party Claim, in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have sole control of the defense and/or settlement thereof. The indemnity arrangement in this Section 11 shall not apply to amounts paid in settlement of any action with respect to a Third Party Claim, if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any action with respect to a Third Party Claim shall only relieve the Indemnitor of its indemnification obligations under this Section 11 if and to the extent the Indemnitor is actually prejudiced thereby. The Indemnitee shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action with respect to a Third Party Claim covered by this indemnification.

12.	Dispute Resolution

12.1          Disputes. Subject to Section 12.3, upon the written request of either Party to the other Party, any claim, dispute, or controversy as to the breach, enforcement, interpretation or validity of this Agreement (a “Dispute”) will be referred to the Executive Officers (or such Executive Officer’s designee with decision-making authority) for attempted resolution. In the event such executives are unable to resolve such Dispute within [***] after the initial written request, then, upon the written demand of either Party, the Dispute shall be subject to arbitration, as provided in Section 12.2, except as expressly set forth in Section 12.3.

12.2          Arbitration.

(a)               Claims. Subject to Section 12.3 below, any Dispute that is not resolved under Section 12.1 within [***] after a Party’s initial written request for resolution, shall be resolved by final and binding arbitration administered by the Hong Kong International Arbitration Centre (the “HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration (as contemplated in the 2018 HKIAC Administered Arbitration Rules) is submitted.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(b)              Arbitration Procedures.

(i)                 The arbitration shall be conducted by a panel of [***] neutral arbitrators, each of whom shall have significant legal or business experience in the pharmaceutical industry, and none of whom shall be a current or former employee or director, or a current significant shareholder, of either Party or any of their respective Affiliates, Sublicensees or Subcontractors.

(ii)              Each Party shall designate in such Notice of Arbitration and the Answer to the Notice of Arbitration (as contemplated in the 2018 HKIAC Administered Arbitration Rules), respectively, one (1) arbitrator. If either Party fails to designate an arbitrator, the HKIAC shall appoint such arbitrator, who will act as such Party’s designated arbitrator. Within [***] of the appointment such arbitrators, the two (2) Party-designated arbitrators shall select a third (3rd) arbitrator, who shall act as the presiding arbitrator. If the arbitrators selected by the Parties are unable or fail to agree upon the third (3rd) arbitrator, the third (3rd) arbitrator shall be appointed by the HKIAC. If either Party contends that any of the arbitrators appointed as set forth herein do not satisfy the criteria set forth in Section 12.2(b)(i), such Party shall notify the other Party and the HKIAC in writing of such objection within [***] of the applicable arbitrator’s appointment. If the Parties cannot resolve any such objection within [***] after receipt of such written notice, the HKIAC shall resolve the objecting Party’s objection.

(iii)            The seat and place of arbitration shall be [***], and all proceedings and communications shall be in English.

(iv)             The existence, content and results of any arbitration hereunder shall be deemed the Confidential Information of both Parties.

(v)               The Parties agree that, in the event of a Dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the Dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the Dispute shall be refunded if an arbitrator or court determines that such payments are not due.

(c)               Arbitrators’ Award. The arbitrators shall, as soon as reasonably practicable after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the arbitrators shall be final and non-appealable. Either Party may apply for interim injunctive relief with the arbitrators until the arbitration award is rendered or the controversy is otherwise resolved. The arbitrators shall be authorized to award compensatory damages, but shall not be authorized (i) to award punitive damages or any other damages expressly excluded under this Agreement, or (ii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in subsection (i) of this sentence will not apply if such damages are statutorily imposed.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

(d)              Costs. Each Party shall bear its own attorney’s fees and other costs (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.) arising out of any arbitration, and shall pay an equal share of the fees and costs of the HKIAC and the arbitrators arising out of any arbitration; provided, however, that the arbitrators shall be authorized to determine whether a Party is the prevailing party, and if so, to award to that prevailing party reimbursement for any or all such attorney’s fees and other costs arising out of such arbitration that are reasonable, and/or the fees and costs of the HKIAC and the arbitrators arising out of such arbitration. For the avoidance of doubt, the allocation of fees and costs as contemplated in this Section 12.2(d) shall not include any fees, costs or disbursements (e.g., interest payments, contingency fees) payable to any third party that provides funding or other financing to either Party for purposes of conducting such arbitration.

12.3          Court Actions. Nothing contained in this Agreement shall deny either Party the right to seek, upon good cause, injunctive or other equitable relief from a court of competent jurisdiction and such an action may be filed and maintained notwithstanding any ongoing dispute resolution discussions or arbitration proceedings. By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment or other order in aid of arbitration proceedings and the enforcement of any award or to issue an order to maintain the status quo or prevent irreparable harm prior to the appointment of the arbitrators. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitrators shall have full authority to grant provisional remedies or order the Parties to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitrators’ orders to that effect. Notwithstanding anything to the contrary in this Agreement, (a) no claim or action pertaining to the validity, construction, scope, enforceability, infringement or other violation of Patents or other intellectual property rights shall be subject to arbitration pursuant to Section 12.2 and (b) all such claims and actions shall be venued exclusively in a competent court in New York, New York, and each Party expressly and irrevocably consents and submits to the jurisdiction of such courts having appropriate jurisdiction in connection with any such claim or action. Any and all other claims or actions brought by either Party pursuant to this Section 12.3 may be brought, and judgment may be entered upon any final and non-appealable decision or award rendered by the arbitrators pursuant to this Section 12.3, in any competent court having appropriate jurisdiction in connection with any such claim, action or judgment, and each Party expressly and irrevocably consents and submits to the jurisdiction of such courts for such claims, actions and judgments.

13.	Miscellaneous

13.1          Governing Law. This Agreement (including Section 12.2) and any disputes, claims, or actions related thereto shall be governed by and construed in accordance with the laws of the State of New York, United States, without regard to the conflicts of law provisions thereof.

13.2          Entire Agreement; Amendment. This Agreement, including the Exhibits hereto, sets forth all of the agreements and understandings between the Parties with respect to the subject matter hereof and thereof, and supersedes and terminates all prior agreements and understandings between the Parties with respect to the subject matter hereof and thereof. There are no other agreements or understandings with respect to the subject matter hereof, either oral or written, between the Parties. Except as expressly set forth in this Agreement, no subsequent amendment, modification or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

13.3          Relationship Between the Parties. The Parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

13.4          Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

13.5          Assignment. Either Party may freely assign or otherwise transfer all or any of its rights and obligations under this Agreement to any of its Affiliates without the consent of the other Party. Y-mAbs may freely assign or otherwise transfer all or any of its rights and obligations under this Agreement to any Third Party without SciClone’s consent; provided that Y-mAbs shall (i) [***], and (ii) [***]. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party. The assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate or Third Party. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Section 13.5. Any assignment not in accordance with this Agreement shall be void. For purposes of this Agreement, an “assignment” includes any assignment or transfer by operation of law.

13.6          No Third Party Beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any party other than those executing it.

13.7          Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part. The Parties shall use their commercially reasonable efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) in a way that, to the extent practicable and legally permissible, implements the original intent of the Parties.

13.8          Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or electronically, confirmed thereafter by any of the foregoing, to the Party to be notified at its address(es) given below, or at any address such Party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if delivered by overnight courier, [***] after delivery; or (d) if sent electronically (i.e., email), upon electronic confirmation of receipt.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

if to Y-mAbs:	Y-mAbs Therapeutics, Inc. 230 Park Avenue, Suite 3350, New York, NY 10169, USA Attention: Thomas Gad Email: [***]
with a copy to (which will not constitute notice):	Attention: Sune Reinholth Nyland Email: [***]

if to SciClone:	SciClone Pharmaceuticals International Ltd. 22 Floor, Shanghai Central Plaza No. 381 Middle Huaihai Road Shanghai, 200020, ChinaAttention: Head of Strategic Planning & BD Facsimile: +8621 2319 3801

with a copy to (which will not constitute notice):	Han Kun Law Offices 9/F, Office Tower C1, Oriental Plaza, 1 East Chang An Ave., Beijing 100738, P. R. China Attention: Chengyao (Aaron) Zhou Facsimile: +8610 8525 5511 / 5522

13.9          Force Majeure. Each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such Party’s reasonable control including but not limited to acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, acts of terrorism, accident, destruction or other casualty or changes in Applicable Laws. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the Party has not caused such event(s) to occur. Notice of a Party’s failure or delay in performance due to force majeure must be given to the other Party within [***] after its occurrence.

13.10      Interpretation. The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. The word “including” and similar words means including without limitation. The word “or” means “and/or” unless the context dictates otherwise because the subjects of the conjunction are mutually exclusive. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. All references to days in this Agreement shall mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

13.11      Counterparts. This Agreement may be executed in counterparts, including by transmission of facsimile or PDF copies of signature pages to the Parties or their representative legal counsel, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

[Remainder of this page intentionally left blank]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

In Witness Whereof, the Parties hereto have duly executed this License Agreement as of the Effective Date.

Y-mAbs Therapeutics, Inc.

By:
Name: Thomas Gad
Title: Founder, Chairman & President

Y-mAbs Therapeutics, Inc.

By:
Name: Dr. Claus J. Møller San Pedro, Ph.D
Title: Chief Executive Officer

[Signature Page to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

In Witness Whereof, the Parties hereto have duly executed this License Agreement as of the Effective Date.

SciClone Pharmaceuticals International Ltd.

By:
Name:
Title:

[Signature Page to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Exhibit A

Y-mAbs Patents

[***]

[***]

[***]

[***]

[***]

[***]

[Exhibit A to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Exhibit B

Ingredients

Part I

Composition of the Naxitamab Drug Product

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

Part II

Composition of Omburtamab drug product intermediate

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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]

[Exhibit B to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Exhibit C

Product Specifications

Naxitamab Drug Product Release Specifications

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[***]	[***]	[***]	[***]

[***].

[Exhibit C to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Omburtamab drug product intermediate Release Specifications

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[Exhibit C to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Exhibit D

Press Release

[***]

[Exhibit D to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Exhibit E

Trademarks in the SciClone Territory

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[Exhibit E to License Agreement]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Exhibit F

Drug Product Release Specifications (131I-omburtamab)

[***]

[***]

[***]	[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]
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[***][***]

[***]	[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]

[Exhibit F to License Agreement]